Document And Entity Information	3 Months Ended
Mar. 31, 2012
Document And Entity Information [Abstract]
Document Type	S-11
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Entity Registrant Name	AmREIT, Inc.
Entity Central Index Key	0001397807
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
ASSETS
Land	$ 138,404		$ 138,404		$ 127,699
Buildings	172,478		172,146		140,532
Tenant improvements	14,911		14,483		11,083
Real estate investments at cost, gross	325,793		325,033		279,314
Less accumulated depreciation and amortization	(35,194)		(33,865)		(28,620)
Real estate investments at cost, net	290,599		291,168		250,694
Acquired lease intangibles, net	9,534		10,139		5,975
Investments in Advised Funds	8,302		8,322		8,036
Net real estate investments	308,435		309,629		264,705
Cash and cash equivalents	946		1,050		655
Cash on deposit with qualified intermediary					9,370
Tenant and accounts receivable, net	4,025		4,340		5,264
Accounts receivable - related party, net	837		645		521
Notes receivable, net	3,386		3,412		3,375
Notes receivable - related party, net	7,292		6,513		4,860
Deferred costs, net	3,036		2,887		2,869
Other assets	1,921		2,134		2,229
TOTAL ASSETS	329,878		330,610		293,848
LIABILITIES AND STOCKHOLDERS' EQUITY
Notes payable	204,105		201,658		161,848
Accounts payable and other liabilities	5,875		8,007		7,448
Acquired below-market lease intangibles, net	1,943		2,021		1,485
TOTAL LIABILITIES	211,923		211,686		170,781
Stockholders' equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, none issued
Common stock, $0.01 par value, 1,000,000,000 shares authorized, 11,654,004; 11,598,959 and 11,559,067 shares issued and 11,654,004; 11,598,959 and 11,556,958 outstanding as of March 31, 2012, December 31, 2011 and December 31, 2010, respectively	117	[1]	116	[1]	116	[1]
Capital in excess of par value	192,112	[1]	192,005	[1]	191,485	[1]
Accumulated distributions in excess of earnings	(74,274)		(73,197)		(68,160)
Accumulated other comprehensive loss					(346)
Cost of treasury stock, 0 and 4,217 shares as of December 31, 2011 and December 31, 2010, respectively					(28)
TOTAL STOCKHOLDERS' EQUITY	117,955		118,924		123,067
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 329,878		$ 330,610		$ 293,848

[1]	Amounts have been recast to reflect the one-for-two reverse stock split of our Class A common stock as contemplated within the accompanying prospectus.

Consolidated Balance Sheets (Parenthetical) (USD $)	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Preferred stock, par value	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares authorized	50,000,000	50,000,000	50,000,000
Preferred stock, shares issued
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000,000,000	1,000,000,000	1,000,000,000
Common stock, shares issued	11,654,004	11,598,959	11,559,067
Common stock, shares outstanding	11,654,004	11,598,959	11,556,958
Treasury stock, shares		0	4,217

Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Revenues:
Rental income from operating leases	$ 8,929		$ 7,450		$ 32,995		$ 29,155		$ 29,367
Advisory services income - related party	1,131		1,001		3,789		4,204		4,584
Lease termination and other income					131		15		1,065
Total revenues	10,060		8,451		36,915		33,374		35,016
Expenses:
General and administrative	1,484		1,284		6,049		5,944		6,320
Property expense	2,213		1,727		7,770		8,314		8,206
Legal and professional	221		256		945		1,165		1,667
Real estate commissions	86		29		342		191		157
Acquisition costs			40		229		12
Depreciation and amortization	2,227		1,640		8,257		6,634		7,350
Impairment - properties							2,268		441
Impairment (recovery) - notes receivable					(1,071)		1,800
Total expenses	6,231		4,976		22,521		26,328		24,141
Operating income	3,829		3,475		14,394		7,046		10,875
Other income (expense):
Interest and other income	102		128		493		459		446
Interest and other income - related party	72		30		319		274		201
Gain on debt extinguishment							5,374
Loss from advised funds	(36)		(104)		(384)		(1,186)		(604)
Income tax benefit (expense) for taxable REIT subsidiary	(76)		(51)		(262)		(1,515)		851
Interest expense	(2,634)		(2,203)		(9,971)		(9,541)		(9,146)
Issuance costs					(914)
Debt prepayment penalties							(988)
Income (loss) from continuing operations	1,257		1,275		3,675		(77)		2,623
Income from discontinued operations, net of taxes			61		148		656		735
Gain on sale of real estate acquired for resale, net of taxes					417		5,726		1,897
Income from discontinued operations					565		6,382		2,632
Net income	1,257		1,336		4,240		6,305		5,255
Net loss attributable to non-controlling interest							(173)		(121)
Net income attributable to AmREIT stockholders					4,240		6,132		5,134
Distributions paid to Class C and D stockholders									(18,528)
Net income (loss) available to stockholders					$ 4,240		$ 6,132		$ (13,394)
Net income (loss) per share of common stock - basic and diluted
Income (loss) before discontinued operations	$ 0.11	[1]	$ 0.11	[1]	$ 0.31	[1]	$ (0.04)	[1]	$ (4.74)	[1]
Income from discontinued operations					$ 0.05	[1]	$ 0.56	[1]	$ 0.77	[1]
Net income (loss)	$ 0.11	[1]	$ 0.11	[1]	$ 0.36	[1]	$ 0.52	[1]	$ (3.97)	[1]
Weighted average shares of common stock used to compute net income per share, basic and diluted	11,374	[1]	11,365	[1]	11,384	[1]	11,336	[1]	3,412	[1]
Dividends per share of common stock	$ 0.2	[1]	$ 0.2	[1]	$ 0.8	[1]	$ 0.9	[1]	$ 1	[1]

[1]	Amounts have been recast to reflect the one-for-two reverse stock split of our Class A common stock as contemplated within the accompanying prospectus.

Consolidated Statements Of Stockholders' Equity (USD $) In Thousands	Common Stock [Member]		Capital In Excess Of Par Value [Member]		Accumulated Distributions In Excess Of Earnings [Member]	Accumulated Other Comprehensive Loss [Member]	Treasury Stock [Member]	Non-Controlling Interest [Member]	Total
Balance at Dec. 31, 2008	$ 108	[1]	$ 185,459	[1]	$ (46,383)	$ (409)	$ (10,151)	$ 1,244	$ 129,868
Net income					5,255				5,255
Net income (loss) attributable to noncontrolling interest					(121)			121	(121)
Change in fair value of hedge liability						25			25
Deferred compensation issuance of restricted shares			(464)	[1]			464
Merger between AmREIT and REITPlus	7	[1]	6,104	[1]	(10,171)		9,687		5,627
Amortization of deferred compensation			499	[1]					499
Purchase of ownership in consolidated entity			(160)	[1]				(992)	(1,152)
Retirement of AmREIT common shares			(348)	[1]					(348)
Distributions					(12,488)			(108)	(12,596)
Balance at Dec. 31, 2009	115	[1]	191,090	[1]	(63,908)	(384)		265	127,178
Net income					6,305				6,305
Net income (loss) attributable to noncontrolling interest					(173)			173	(173)
Change in fair value of hedge liability						38			38
Deferred compensation issuance of restricted shares			(1,669)	[1]					(1,669)
Issuance of shares of common stock	1	[1]	1,622	[1]			115		1,738
Amortization of deferred compensation			442	[1]					442
Repurchase of shares of common stock							(143)		(143)
Distributions					(10,384)			(438)	(10,822)
Balance at Dec. 31, 2010	116	[1]	191,485	[1]	(68,160)	(346)	(28)		123,067
Net income					4,240				4,240
Change in fair value of hedge liability						346			346
Deferred compensation issuance of restricted shares			(762)	[1]					(762)
Issuance of shares of common stock	1	[1]	761	[1]					762
Amortization of deferred compensation			561	[1]					561
Forfeitures of shares of common stock			30	[1]			(43)		(13)
Retirement of AmREIT common shares	(1)	[1]	(70)	[1]			71
Distributions					(9,277)				(9,277)
Balance at Dec. 31, 2011	116	[1]	192,005	[1]	(73,197)				118,924
Net income					1,257				1,257
Deferred compensation issuance of restricted shares			(790)	[1]					(790)
Issuance of shares of common stock	1	[1]	789	[1]					790
Amortization of deferred compensation			144	[1]					144
Retirement of AmREIT common shares			(36)	[1]					(36)
Distributions					(2,334)				(2,334)
Balance at Mar. 31, 2012	$ 117	[1]	$ 192,112	[1]	$ (74,274)				$ 117,955

[1]	Amounts have been recast to reflect the one-for-two reverse stock split of our Class A common stock as contemplated within the accompanying prospectus.

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income	$ 1,257	$ 1,336	$ 4,240	$ 6,305	$ 5,255
Adjustments to reconcile net income to net cash provided by operating activities:
Proceeds from sale of real estate acquired for resale			2,457	886	1,500
Gain on sale of real estate acquired for resale			(549)	(5,384)	(2,875)
Gain on sale of real estate acquired for investment				(1,216)
Gain on debt extinguishment				(5,374)
Impairment - properties				3,487	441
Impairment (recovery) - notes receivable			(1,071)	1,800
Bad debt expense (recoveries)	47	(10)	(322)	1,265	781
Lease termination income					(1,065)
Loss from advised funds	36	104	384	1,186	604
Cash receipts (deferrals) for related party fees	8	(12)	14	(166)	26
Depreciation and amortization	2,233	1,697	8,575	6,934	7,749
Amortization of deferred compensation	144	132	561	442	499
Distributions and payments from advised funds				11	2
Decrease (increase) in tenant and accounts receivable	294	1,520	1,177	(1,272)	(796)
Decrease (increase) in accounts receivable - related party	(537)	(87)	(64)	(369)	1,289
Cash receipts from direct financing leases more than income recognized				237	253
Decrease (increase) in other assets	157	260	489	2,310	(465)
Increase (decrease) in accounts payable and other liabilities	(2,132)	(2,281)	605	(1,404)	2,067
Net cash provided by operating activities	1,507	2,659	16,496	9,678	15,265
Cash flows from investing activities:
Improvements to real estate, including leasing costs	(1,129)	(425)	(4,492)	(1,963)	(1,977)
Net cash paid for acquisition of investment properties		(4,689)	(21,594)	(2,760)
Notes receivable collections			1,071
Loans to affiliates			(3,309)	(2,241)	(2,045)
Payments from affiliates			1,000	1,550	1,531
Additions to furniture, fixtures and equipment	(8)	(11)	(47)	(74)	(7)
Investments in and advances to advised funds	(458)	(229)	(44)	(97)
Distributions and payments from advised funds		16	16	557	112
Proceeds from sale of real estate acquired for resale				14,053
Residual economic interest paid				(2,866)
Cash deposited with a qualified intermediary				(12,804)
Cash received from qualified intermediary		9,370	9,370	3,434
Proceeds from sale of investment property				4,608
REITPlus cash on hand at time of acquisition					667
Decrease in preacquisition costs					16
Net cash provided by (used in) investing activities	(1,595)	4,032	(18,029)	1,397	(1,703)
Cash flows from financing activities:
Proceeds from notes payable	8,000	1,750	35,870	32,423	8,475
Payments of notes payable	(5,521)	(6,065)	(24,577)	(32,536)	(9,771)
Payments for financing costs	(125)	(3)	(88)	(478)	(590)
Purchase of treasury stock				(48)
Issuance of shares of common stock				(26)
Retirement of shares of common stock	(36)				(348)
Common dividends paid	(2,334)	(2,319)	(9,277)	(10,384)	(12,488)
Distributions to noncontrolling interests				(438)	(108)
Net cash provided by (used in) financing activities	(16)	(6,637)	1,928	(11,487)	(14,830)
Net increase (decrease) in cash and cash equivalents	(104)	54	395	(412)	(1,268)
Cash and cash equivalents, beginning of period	1,050	655	655	1,067	2,335
Cash and cash equivalents, end of period	946	709	1,050	655	1,067
Supplemental schedule of cash flow information:
Interest	2,567	1,972	9,260	10,149	10,187
Taxes	2	142	566	382	445
Number of restricted shares of common stock issued to employees and directors as part of their compensation arrangements. Restricted shares vest over a three to seven- year period.			85,000	185,500	64,000
Deferred compensation recorded upon issuance of restricted shares of common stock	790	674	762	1,669	580
Reclassification of accounts receivable - related party to notes receivable - related party	345
Assumption of debt for the acquisition of our 500 Lamar property		15,675		1,800
Lease termination income for building transferred to us for tenant default of lease					$ 1,065

Consolidated Statements Of Cash Flows (Parenthetical)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Cash Flows [Abstract]
Vesting period related to restricted stock awards, minimum (years)	3	3	3
Vesting period related to restricted stock awards, maximum (years)	7	7	7

Our Business And Our Recent History	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Our Business And Our Recent History [Abstract]
Our Business And Our Recent History

1.    Our Business and Our Recent History

Our Business

We are a full service, vertically integrated and self-administered REIT that owns, operates, acquires and selectively develops and redevelops primarily neighborhood and community shopping centers located in high-traffic, densely populated, affluent areas with high barriers to entry, which we refer to as “Irreplaceable Corners TM.” Our goal is to be recognized as the premier provider of the best retail and multi-tenant real estate portfolio of “Irreplaceable CornersTM.” Our shopping centers are often anchored by strong national and local retailers, including supermarket chains, drug stores and other necessity-based retailers. Our remaining tenants consist primarily of specialty retailers and local restaurants. Our portfolio is predominantly concentrated in the affluent, high-growth submarkets of Houston, Dallas, San Antonio, Austin and Atlanta, which we collectively refer to as our core markets. Over our 28-year history, we have acquired, owned and operated retail properties across 23 states. We are headquartered in Houston, Texas and have regional offices in Dallas, Texas and Atlanta, Georgia. We are a Maryland corporation that has elected to be taxed as a REIT for U.S. federal income tax purposes and have been a reporting company with the SEC since 1995.

We believe the high-growth submarkets of Houston, Dallas, San Antonio, Austin and Atlanta are compelling real estate markets given their favorable demographics, job growth and large and diverse economies. The primary economic drivers in these markets are transport and utilities (including energy), government (including defense), education and healthcare, professional and business services, and leisure and hospitality. As part of our ongoing investment strategy, we expanded our presence in Atlanta, Georgia with the acquisition of two multi-tenant properties in 2011, and we intend to continue to acquire additional properties within these markets, or other U.S. cities, that exhibit comparable population, affluence and growth characteristics.

As of December 31, 2011, our portfolio consisted of 29 wholly-owned properties with approximately 1.2 million square feet of GLA. In addition to our portfolio, we have an advisory services business that provides a full suite of real estate services to the properties within our wholly-owned portfolio as well as to eight real estate funds in which we have varying ownership interests and that we manage on behalf of institutional and individual high-net-worth investors, which we collectively refer to as our advised funds. The investment strategy of the Advised Funds is focused upon the development and re-development of retail and mixed-use properties situated on premium-quality locations. As of December 31, 2011, our advised funds held 19 properties.

Recent History

We were organized by our predecessor, AmREIT, in April 2007 as REITPlus, Inc. REITPlus was structured as an externally managed and advised REIT, with a wholly-owned subsidiary of AmREIT providing investment advisory and property and corporate management services. In November 2009, we completed a restructuring, which consisted of the merger of AmREIT with and into REITPlus, wherein AmREIT acquired REITPlus’s net assets, for financial reporting purposes, and the surviving entity was renamed AmREIT, Inc. See also Note 14. The restructuring resulted in the combination of AmREIT’s three classes of common shares of beneficial interest into a single common class of common stock. All of the independent members of the boards of both AmREIT and REITPlus now form our seven-member board of directors.

1.	OUR BUSINESS AND OUR RECENT HISTORY

Our Business

We are a full service, vertically integrated and self-administered REIT that owns, operates, acquires and selectively develops and redevelops primarily neighborhood and community shopping centers located in high-traffic, densely populated, affluent areas with high barriers to entry. We seek to own properties in major cities in the United States that contain submarkets with characteristics comparable to our existing markets. Our shopping centers are often anchored by strong national and local retailers, including supermarket chains, drug stores and other necessity-based retailers. Our remaining tenants consist primarily of specialty retailers and local restaurants. Over our 28-year history, we have acquired, owned and operated retail properties across 23 states. We have elected to be taxed as a REIT for federal income tax purposes.

Our investment focus is predominantly concentrated in the affluent, high-growth submarkets of Houston, Dallas, San Antonio, Austin and Atlanta, which represent five of the top population and job growth markets in the United States. We believe these metropolitan areas are compelling real estate markets given their favorable demographics, robust job growth and large and diverse economies. The primary economic drivers in these markets are transport and utilities (including energy), government (including defense), education and healthcare, professional and business services, and leisure and hospitality. As part of our ongoing investment strategy, we expanded our presence in Atlanta, Georgia with the acquisition of two multi-tenant properties in 2011. We intend to continue to acquire additional properties within the above markets, or other U.S. cities, that exhibit comparable population, affluence and growth characteristics. Our targeted properties will include premier retail frontage locations in high-traffic, highly populated, affluent areas with high barriers to entry.

As of March 31, 2012, our portfolio consisted of 29 wholly-owned properties with 1.2 million square feet of GLA. In addition to our portfolio, we have an advisory services business that provides a full suite of real estate services to the properties within our wholly-owned portfolio as well as to eight real estate funds in which we have varying ownership interests and that we manage on behalf of institutional and individual high-net-worth investors, which we collectively refer to as our advised funds. The investment strategy of our advised funds is focused upon the development and re-development of retail and mixed-use properties situated on premium-quality locations. As of March 31, 2012, our advised funds held 18 properties.

Summary Of Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements included in this prospectus as of and for the three months ended March 31, 2012 and 2011, are unaudited. In our opinion, the accompanying consolidated financial statements contain all normal and recurring items and adjustments necessary for their fair presentation.

Our financial records are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are recorded when incurred. The consolidated financial statements include our accounts as well as the accounts of any subsidiaries in which we have a controlling financial interest. Investments in joint ventures and partnerships, where we have the ability to exercise significant influence but do not exercise financial and operating control, are accounted for using the equity method. The significant accounting policies of our non-consolidated entities are consistent with those of our subsidiaries in which we have a controlling financial interest. As of March 31, 2012, we did not have any interests in variable interest entities. All significant inter-company accounts and transactions have been eliminated through consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds.

Financial Instruments

Our consolidated financial instruments consist of cash and cash equivalents, tenant and accounts receivable, accounts receivable – related party, notes receivable, notes receivable – related party, notes payable and accounts payable and other liabilities. Except for the notes payable, the carrying values are representative of the fair values due to the short term nature of the instruments and/or recent impairments. Our notes payable consist of both variable-rate and fixed-rate notes. The fair value of the variable-rate notes and revolving line of credit approximate their carrying values. See Note 6 for further discussion of our fair value of our notes payable.

Revenue Recognition

Rental income from operating leases – We lease space to tenants under agreements with varying terms. Our leases are accounted for as operating leases, and, although certain leases of the properties provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the terms of the leases, revenue is recognized on a straight-line basis over the terms of the individual leases. Revenue recognition under a lease begins when the lessee takes possession of or controls the physical use of the leased asset. Generally, possession or control occurs on the lease commencement date. In all cases, we have determined that we are the owner of any tenant improvements that we fund pursuant to the lease terms. In cases where significant tenant improvements are made prior to lease commencement, the leased asset is considered to be the finished space, and revenue recognition therefore begins when the improvements are substantially complete. Revenue from tenant reimbursements of taxes, maintenance expenses and insurance is recognized in the period the related expense is recorded. Additionally, certain of our lease agreements contain provisions that grant additional rents based upon tenants’ sales volumes (contingent or percentage rent). Percentage rents are recognized when the tenants achieve the specified targets as defined in their lease agreements. During the three months ended March 31, 2012 and 2011, we recognized percentage rents of $32,000 and $10,000, respectively. Accrued rents are included in tenant and accounts receivable, net.

Lease termination income – We recognize lease termination fees in the period that the lease is terminated and collection of the fees is reasonably assured. Upon early lease termination, we provide for losses related to unrecovered intangibles and other assets. We did not recognize any lease termination fees during the three months ended March 31, 2012 or 2011.

Advisory services income – related party – We provide various real estate services, including development, construction management, property management, leasing and brokerage. The fees for these services are recognized as services are provided and are generally calculated as a percentage of revenues earned or to be earned or of property cost, as appropriate. We also earn asset management fees from certain of the advised funds for facilitating the deployment of capital and for monitoring the real estate investments. Asset management fees are calculated as a percentage of equity under management. See Note 10 for a detail of our advisory services income – related party.

Real Estate Investments

Development Properties – Expenditures related to the development of real estate are capitalized as part of construction in progress, which includes carrying charges, primarily interest, real estate taxes and loan acquisition costs, and direct and indirect development costs related to buildings under construction. The capitalization of such costs ceases at the earlier of one year from the date of completion of major construction or when the property, or any completed portion, becomes available for occupancy. We capitalize costs associated with pending acquisitions of raw land once the acquisition of the property is determined to be probable. We did not capitalize any interest or taxes during the three months ended March 31, 2012 or 2011.

Acquired Properties and Acquired Intangibles – We account for operating real estate acquisitions as an acquisition of a business as we believe most operating real estate meets the definition of a “business” under GAAP. Accordingly, we allocate the purchase price of acquired properties to land, building and improvements, identifiable intangible assets and to the acquired liabilities based on their respective fair values. Identifiable intangibles include amounts allocated to acquired above and below market leases, the value of in-place leases and customer relationship value, if any. We determine fair value based on estimated cash flow projections that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including the historical operating results, known trends and specific market and economic conditions that may affect the property. Factors considered by management in our analysis of determining the as-if-vacant property value include (i) an estimate of carrying costs during the expected lease-up periods, considering market conditions, and (ii) costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and estimates of lost rentals at market rates during the expected lease-up periods, tenant demand and other economic conditions. Management also estimates costs to execute similar leases including leasing commissions, tenant improvements, legal and other related expenses. Intangibles related to in-place lease value and above and below-market leases are recorded as acquired lease intangibles and are amortized as an adjustment to rental revenue or amortization expense, as appropriate, over the remaining terms of the underlying leases. Below market leases include fixed-rate renewal periods where we believe the renewal is reasonably assured. Premiums or discounts on debt are amortized to interest expense over the remaining term of such debt. Costs related to acquiring operating properties are expensed as incurred.

Depreciation – Depreciation is computed using the straight-line method over an estimated useful life, generally, 39 – 50 years for buildings, up to 20 years for site improvements and over the term of the lease for tenant improvements. Leasehold estate properties, which are properties where we own the building and improvements but not the related ground, are amortized over the life of the lease.

Impairment – We review our properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets, including accrued rental income, may not be recoverable through operations. We determine whether an impairment of value has occurred by comparing the estimated future cash flows (undiscounted and without interest charges), including the residual value of the property, with the carrying value of the individual property. If impairment is indicated, a loss will be recorded for the amount by which the carrying value of the asset exceeds its fair value. We did not recognize any impairment charges during the three months ended March 31, 2012 or 2011.

Tenant and Accounts Receivable

Included in tenant and accounts receivable are base rents, tenant reimbursements and receivables attributable to recording rents on a straight-line basis. An allowance for the uncollectible portion of accrued rents and tenant and accounts receivables is determined based upon customer credit-worthiness (including expected recovery of our claim with respect to any tenants in bankruptcy), historical bad debt levels and current economic trends. Bad debt expenses and any recoveries related to tenant receivables are included in property expense, and bad debt expenses and any related recoveries on other accounts receivable are included in general and administrative expense. The table below summarizes the activity within our allowance for uncollectible accounts for tenant receivables (in thousands):

	THREE MONTHS ENDED MARCH 31,
	2012	2011
Beginning balance	$1,780	$2,068
Additional reserves	134	149
Collections/reversals	(104)	(144)
Write-offs	(434)	(15)

Ending balance	$1,376	$2,058

Notes Receivable

Included in notes receivable is a $3.5 million note due from the sale of a tract of land adjacent to our Uptown Plaza – Dallas property located outside of downtown Dallas, Texas. The note matured unpaid on December 31, 2010, and we recorded a $1.3 million impairment to reduce the value of the note to the fair value of the underlying collateral. During 2011, we recorded an impairment recovery of $1.1 million to reflect payments received on this note. Also during 2011, we entered into a new agreement with the borrower that requires a $1.0 million principal payment during the second quarter of 2012 and monthly interest payments until the maturity date, which was extended to June 30, 2014.

Also included in notes receivable is $144,000 in notes receivable from various tenants. An allowance for the uncollectible portion of notes receivable from tenants is determined based upon customer credit-worthiness (including expected recovery of our claim with respect to any tenants in bankruptcy), historical bad debt levels, and current economic trends. As of March 31, 2012 and December 31, 2011, we had an allowance for uncollectible notes receivable from tenants of $46,000 and $29,000, respectively. During the three months ended March 31, 2012, we recorded bad debt expense related to tenant notes receivable of $17,000. During the three months ended March 31, 2011, we recorded bad debt recoveries related to tenant notes receivable of $11,000.

Notes Receivable – Related Party

Included in notes receivable – related party are loans made to certain of our affiliated advised funds related to the acquisition or development of properties and the deferral of asset management fees. These loans bear interest at LIBOR plus a spread and are due upon demand. The notes are secured by the funds’ ownership interests in various unencumbered properties. We recorded a $500,000 impairment on the note from AIGF during 2010 as we believe that the fund will be unable to repay the full balance after settlement of its other obligations. As a result, we have ceased recording interest income on the note due from AIGF. Instead, interest accruals are recorded directly to the reserve balance, and interest income is recorded to the extent that cash is received from the borrower.

The following is a summary of the notes receivable due from related parties (in thousands):

	MARCH 31, 2012			DECEMBER 31, 2011
RELATED PARTY	FACE AMOUNT	RESERVE (1)	CARRYING AMOUNT	FACE AMOUNT	RESERVE (1)	CARRYING AMOUNT
AmREIT Income and Growth Fund, Ltd. (“AIGF”)	$2,530	$(651)	$1,879	$2,488	$(619)	$1,869
AmREIT Monthly Income and Growth Fund III, Ltd. (“MIG III”)	3,674	(349)	3,325	3,218	(356)	2,862
AmREIT Monthly Income and Growth Fund IV, L.P. (“MIG IV”)	2,339	(251)	2,088	2,026	(244)	1,782

Total	$8,543	$(1,251)	$7,292	$7,732	$(1,219)	$6,513

(1)

A portion of these reserve balances represents the amount by which losses recognized on our equity investment in the entity exceeds our basis in the equity investment. GAAP provides that, to the extent that such an ‘excess loss’ exists and we have made an additional investment in the entity via a loan, that excess loss should be recorded as a reduction in the basis of the loan. Included in the reserve balances for the AIGF, MIG III and MIG IV loans are $55, $349 and $251 for such losses as of March 31, 2012, and $55, $356 and $244 for such losses as of December 31, 2011, respectively. We do not believe that these reserves are indicative of the ultimate collectability of these receivables.

Derivative Financial Instruments

Our use of derivative financial instruments to date has been limited to the use of interest rate swaps to mitigate our interest rate risk on variable-rate debt and is immaterial to our consolidated financial statements. We do not use derivative financial instruments for trading or speculative purposes. GAAP requires that all derivative instruments, whether designated in hedging relationships or not, be recorded on the balance sheet at their fair value. Gains or losses resulting from changes in the values of those derivatives are accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that qualify as cash flow hedges are recognized in OCI while the ineffective portion of the derivative’s change in fair value is recognized in the income statement. As the hedge transactions settle, gains and losses associated with the transaction are reclassified out of OCI and into earnings. We assess, both at inception of the hedge and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in the cash flows of the hedged items.

During the three months ended March 31, 2011, we had an interest rate swap with a notional amount of $17 million and a fixed rate of 5.11% hedging our variable-rate loan on our MacArthur Park property. The swap matured on December 1, 2011, and we do not have any derivative financial instruments as of March 31, 2012. We designated this interest rate swap as a cash flow hedge for financial reporting purposes and therefore recorded any changes in its fair value to other comprehensive income. The swap settled monthly with an amount paid to or received from our counterparty, which was recorded as an adjustment to interest expense. During the three months ended March 31, 2012 and 2011, we paid $0 and $89,000, respectively, related to this swap, which is included in interest expense.

Subsequent Events

All share amounts and related per share data included in the consolidated financial statements and related footnotes have been recast to reflect the one-for-two reverse stock split of our Class A common stock as contemplated within the accompanying prospectus.

Except as noted above, and as otherwise disclosed in our consolidated financial statements, we did not have any material subsequent events as of the date of this filing that impacted our consolidated financial statements.

2.    Summary of Significant Accounting Policies

Basis of Presentation

Our financial records are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are recorded when incurred. The consolidated financial statements include our accounts as well as the accounts of any subsidiaries in which we have a controlling financial interest. Investments in joint ventures and partnerships, where we have the ability to exercise significant influence but do not exercise financial and operating control, are accounted for using the equity method. The significant accounting policies of our non-consolidated entities are consistent with those of our subsidiaries in which we have a controlling financial interest. As of December 31, 2011, we do not have any interests in variable interest entities. All significant inter-company accounts and transactions have been eliminated through consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds. Cash on deposit with qualified intermediary at December 31, 2010 represents the proceeds on deposit from the sale of properties in 2010. See Note 4.

Financial Instruments

Our consolidated financial instruments consist of cash and cash equivalents, cash on deposit with qualified intermediary, tenant and accounts receivable, accounts receivable – related party, notes receivable, notes receivable – related party, notes payable and accounts payable and other liabilities. Except for the notes payable, the carrying values are representative of the fair values due to the short term nature of the instruments and/or recent impairments. Our notes payable consist of both variable-rate and fixed-rate notes. The fair value of the variable-rate notes and revolving line of credit approximate their carrying values. See Note 7 for a further discussion of our fair value of our notes payable.

Revenue Recognition

Rental income from operating leases – We lease space to tenants under agreements with varying terms. Our leases are accounted for as operating leases, and, although certain leases of the properties provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the terms of the leases, revenue is recognized on a straight-line basis over the terms of the individual leases. Revenue recognition under a lease begins when the lessee takes possession of or controls the physical use of the leased asset. Generally, possession or control occurs on the lease commencement date. In all cases, we have determined that we are the owner of any tenant improvements that we fund pursuant to the lease terms. In cases where significant tenant improvements are made prior to lease commencement, the leased asset is considered to be the finished space, and revenue recognition therefore begins when the improvements are substantially complete. Accrued rents are included in tenant receivables. Revenue from tenant reimbursements of taxes, maintenance expenses and insurance is recognized in the period the related expense is recorded. Additionally, certain of our lease agreements contain provisions that grant additional rents based upon tenants’ sales volumes (contingent or percentage rent). Percentage rents are recognized when the tenants achieve the specified targets as defined in their lease agreements. During the years ended December 31, 2011, 2010 and 2009, we recognized percentage rents of $425,000, $524,000 and $449,000, respectively. Accrued rents are included in tenant and accounts receivable, net.

Lease termination income – We recognize lease termination fees in the period that the lease is terminated and collection of the fees is reasonably assured. Upon early lease termination, we provide for losses related to unrecovered intangibles and other assets. We recognized lease termination fees of $131,000, $0, and $1.1 million for the years ended December 31, 2011, 2010 and 2009, respectively. During the year ended December 31, 2009, we recognized $1.1 million in lease termination fee income related to a national tenant that declared bankruptcy and subsequently rejected its operating ground lease with us. Upon rejection of the operating lease, ownership of the building transferred from the tenant to us as the ground lessor. Accordingly, we recorded lease termination fee income in an amount equal to the fair value of the building.

Advisory services income – related party – We provide various real estate services, including development, construction management, property management, leasing and brokerage. The fees for these services are recognized as services are provided and are generally calculated as a percentage of revenues earned or to be earned or of property cost, as appropriate. We also earn asset management fees from certain of the advised funds for providing accounting related services, investor relations, facilitating the deployment of capital, and other services provided in conjunction with operating the fund, which are calculated as a percentage of equity under management. See also Note 13 for a detail of our advisory services income – related party.

Discontinued Operations

Our properties generally have operations and cash flows that can be clearly distinguished from the rest of the Company. The operations and gains on sales reported in discontinued operations include those properties that have been sold and for which operations and cash flows have been clearly distinguished. The operations of these properties have been eliminated from ongoing operations, and we will not have continuing involvement after disposition. Prior period operating activity related to such properties and business has been reclassified as discontinued operations in the accompanying statements of operations. See Note 4 for additional information related to our discontinued operations.

Gains on Sale of Real Estate

Gains and losses on sales of real estate are not recognized under the full accrual method until certain criteria are met. Gains relating to transactions that do not meet the criteria for full accrual method of accounting are deferred and recognized when the full accrual method of accounting criteria are met or by using the installment or deposit methods of profit recognition, as appropriate under the circumstances.

Real Estate Investments

Development Properties – Expenditures related to the development of real estate are capitalized as part of construction in progress, which includes carrying charges, primarily interest, real estate taxes and loan acquisition costs, and direct and indirect development costs related to buildings under construction. The capitalization of such costs ceases at the earlier of one year from the date of completion of major construction or when the property, or any completed portion, becomes available for occupancy. We capitalize costs associated with pending acquisitions of raw land once the acquisition of the property is determined to be probable. We did not capitalize any interest or taxes during the years ended December 31, 2011 or 2010. During the year ended December 31, 2009, we capitalized interest and taxes in the amount of $20,000 related to properties under development.

Acquired Properties and Acquired Intangibles – We account for operating real estate acquisitions as an acquisition of a business as we believe most operating real estate meets the definition of a “business” under GAAP. Accordingly, we allocate the purchase price of acquired properties to land, building and improvements, identifiable intangible assets and to the acquired liabilities based on their respective fair values. Identifiable intangibles include amounts allocated to acquired above and below market leases, the value of in-place leases and customer relationship value, if any. We determine fair value based on estimated cash flow projections that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including the historical operating results, known trends and specific market and economic conditions that may affect the property. Factors considered by management in our analysis of determining the as-if-vacant property value include (i) an estimate of carrying costs during the expected lease-up periods, considering market conditions, and (ii) costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and estimates of lost rentals at market rates during the expected lease-up periods, tenant demand and other economic conditions. Management also estimates costs to execute similar leases including leasing commissions, tenant improvements, legal and other related expenses. Intangibles related to in-place lease value and above and below-market leases are recorded as acquired lease intangibles and are amortized as an adjustment to rental revenue or amortization expense, as appropriate, over the remaining terms of the underlying leases. Below market leases include fixed-rate renewal periods where we believe the renewal is reasonably assured. Premiums or discounts on debt are amortized to interest expense over the remaining term of such debt. Costs related to acquiring operating properties are expensed as incurred.

Depreciation – Depreciation is computed using the straight-line method over an estimated useful life, generally, 39 – 50 years for buildings, up to 20 years for site improvements and over the term of the lease for tenant improvements. Leasehold estate properties, which are properties where we own the building and improvements but not the related ground, are amortized over the life of the lease.

Impairment – We review our properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets, including accrued rental income, may not be recoverable through operations. We determine whether an impairment of value has occurred by comparing the estimated future cash flows (undiscounted and without interest charges), including the residual value of the property, with the carrying value of the individual property. If impairment is indicated, a loss will be recorded for the amount by which the carrying value of the asset exceeds its fair value. During the year ended December 31, 2011, we did not recognize any impairment charges related to any of our properties. During the year ended December 31, 2010, we discovered a negative trend in the market for non-credit, single tenant assets which triggered an impairment analysis. As a result, we recognized an impairment charge of $2.3 million on four properties that represent non-core real estate assets and $1.2 million on two non-core real estate assets reported in discontinued operations. During the year ended December 31, 2009, we recognized an impairment charge of $441,000 related to our acquisition of REITPlus’ net assets.

Investments in Advised Funds

Our investments in our advised funds are accounted for under the equity method because we exercise significant influence over such entities. We record our percentage interest in the earnings and losses of these entities in our statement of operations on a net basis as prescribed under GAAP. See Note 5 for further disclosure related to our advised funds.

Receivables and Allowance for Uncollectible Accounts

Tenant receivables – Included in tenant receivables are base rents, tenant reimbursements and receivables attributable to recording rents on a straight-line basis. An allowance for the uncollectible portion of accrued rents and accounts receivable is determined based upon customer credit-worthiness (including expected recovery of our claim with respect to any tenants in bankruptcy), historical bad debt levels and current economic trends. Bad debt expenses and any recoveries related to tenant receivables are included in property expense. The table below summarizes the activity within our allowance for uncollectible accounts (in thousands):

	YEAR ENDED DECEMBER 31,
	2011	2010	2009
Beginning balance	$2,068	$1,025	$501
Additional reserves	540	1,579	1,008
Collections/reversals	(788)	(360)	(386)
Write-offs	(40)	(176)	(98)

Ending balance	$1,780	$2,068	$1,025

Accounts receivable – Included in accounts receivable are various receivables that arise in the normal course of operating our business, including a $1.1 million receivable from the City of Pearland, Texas. We acquired this receivable in June 2008 in conjunction with the acquisition of Shadow Creek Ranch Shopping Center by our advised funds in February 2008. The receivable is to be funded by  1/3 of the 1.5% sales tax that the City of Pearland collects from the shopping center. Bad debt expense, if any, and any related recoveries on accounts receivable are included in general and administrative expense. We did not record any bad debt expense related to accounts receivable during the year ended December 31, 2011. During the year ended December 31, 2010, we reversed $51,000 of bad debt expense due to the collection of miscellaneous receivables that had previously been reserved, and during the year ended December 31, 2009, we recorded bad debt expense of $109,000 related to accounts receivable.

Notes receivable – Included in notes receivable is a $3.5 million note due from the sale of a tract of land adjacent to our Uptown Plaza – Dallas property located outside of downtown Dallas, Texas. The note had a book value of $3.3 million at December 31, 2011, which includes a remaining impairment reserve of $229,000. The note matured unpaid on December 31, 2010, and we recorded an impairment to reduce the value of the note to the fair value of the underlying collateral by $1.3 million (see Note 7). As a result of the impairment, interest accruals are recorded directly to the reserve balance, and interest income is recorded to the extent that cash is received from the borrower. During 2011, the borrower made payments totaling $1.4 million. Of the payments received in 2011, $313,000 was recorded as interest income on our consolidated statements of operations, and the remaining $1.1 million was recorded as an impairment recovery. Also during 2011, we entered into a new agreement with the borrower that requires a $1.0 million principal payment during 2011 and monthly interest payments until the maturity date, which has been extended to June 30, 2014.

Also included in notes receivable is $150,000 in notes receivable from various tenants. An allowance for the uncollectible portion of notes receivable from tenants is determined based upon customer credit-worthiness (including expected recovery of our claim with respect to any tenants in bankruptcy), historical bad debt levels, and current economic trends. As of December 31, 2011, and 2010, we had an allowance for uncollectible notes receivable from tenants of $29,000 and $99,000, respectively. During the year ended December 31, 2011, we recorded net bad debt recoveries of $71,000. During the years ended December 31, 2010 and 2009, we recorded bad debt expense related to tenant notes receivable of $99,000 and $0, respectively.

Notes receivable – related party – Included in related party notes receivable are loans made to certain of our affiliated advised funds related to the acquisition or development of properties and the deferral of asset management fees. These loans bear interest at LIBOR plus a spread and are due upon demand. The notes are secured by the funds’ ownership interests in various unencumbered properties. During 2010, we, as the general partner of AIGF, approved a plan to begin marketing the fund’s assets for sale, and recorded a $500,000 impairment on the note from AIGF as we believe that the fund will be unable to repay the full balance after settlement of its other obligations. As a result of the impairment, we have ceased recording interest income on the note due from AIGF. Instead, interest accruals are recorded directly to the reserve balance, and interest income is recorded to the extent that cash is received from the borrower.

During 2011, AIGF disposed of one of its investment properties and used a portion of the proceeds to make a $900,000 payment on its note to us, $84,000 of which represented accrued interest and is included in interest income – related party on our consolidated statements of operations. Also during 2011, we advanced $1.5 million to MIG III to fund a paydown of debt secured by one of its properties that was required with the refinancing of such debt.

The following is a summary of the notes receivable due from related parties (in thousands):

	DECEMBER 31, 2011			DECEMBER 31, 2010
RELATED PARTY	FACE AMOUNT	RESERVE (1)	CARRYING AMOUNT	FACE AMOUNT	RESERVE	CARRYING AMOUNT
AIGF	$2,488	$(619)	$1,869	$3,157	$(500)	$2,657
MIG III	3,218	(356)	2,862	913	—	913
MIG IV	2,026	(244)	1,782	1,290	—	1,290

Total	$7,732	$(1,219)	$6,513	$5,360	$(500)	$4,860

(1)

A portion of these reserve balances represents the amount by which losses recognized on our equity investment in the entity exceeds our basis in the equity investment. GAAP provides that, to the extent that such an ‘excess loss’ exists and we have made an additional investment in the entity via a loan, that excess loss should be recorded as a reduction in the basis of the loan. As of December 31, 2011, included in these reserve balances for the AIG, MIG III and MIG IV loans is $55,000, $356,000 and $244,000 for such losses, respectively. We do not believe that these reserves are indicative of the ultimate collectability of these receivables.

Deferred Costs, net

Deferred costs include deferred leasing costs and deferred loan costs, net of amortization. Deferred loan costs are incurred in obtaining financing and are amortized to interest expense over the term of the debt agreements using a method that approximates the effective interest method. Accumulated amortization related to deferred loan costs totaled $1.9 million and $1.3 million as of December 31, 2011 and 2010, respectively. Deferred leasing costs consist of internal and external commissions associated with leasing our properties and are amortized to depreciation and amortization expense over the lease term. Accumulated amortization related to leasing costs totaled $1.5 million and $1.2 million as of December 31, 2011 and 2010, respectively.

Deferred Compensation Incentive Plan

Our 1999 Flexible Incentive Plan is designed to attract and retain the services of our directors and employees that we consider essential to our long-term growth and success. As such, it is designed to provide them with the opportunity to own shares of our restricted common stock. All long-term compensation awards are designed to vest over a period of three to seven years and promote retention of our team. See also Note 9.

Income Taxes

Federal – We have elected to be taxed as a REIT under the Internal Revenue Code and are, therefore, not subject to Federal income taxes to the extent of dividends paid, provided we meet all conditions specified by the Internal Revenue Code for retaining our REIT status. To maintain our REIT status, we must distribute at least 90% of our ordinary taxable income to our stockholders and meet certain income source and investment restriction requirements. Our stockholders must report their share of income distributed in the form of dividends. However, ARIC, our real estate development and operating business, is a fully integrated and wholly-owned business consisting of brokers and real estate professionals that provide development, acquisition, brokerage, leasing, construction, asset and property management services to our portfolio of assets and advised funds as well as to third parties. ARIC and our wholly-owned corporations that serve as the general partners of our advised funds are treated as taxable REIT subsidiaries for federal income tax purposes and are not subject to the REIT expemption above.

State – The Texas Margin Tax is computed by applying the applicable tax rate (1% for us) to the profit margin, which, generally, will be determined for us as total revenue less a 30% standard deduction. Although the Texas Margin Tax is not designed as an income tax, we believe it meets the requirements of an income tax for financial reporting under GAAP.

To the extent we are subject to federal and state income taxes, we account for income taxes under the asset and liability method. See also Note 10.

Stock Issuance Costs

During 2011, we incurred $914,000 of costs related to filing a registration statement on Form S-11 for the public sale of our common stock; however, market volatility and uncertainty have prevented us from taking the registration statement effective in the near term. The costs incurred no longer meet the criteria for capitalization under GAAP and were expensed on December 31, 2011. Issuance costs incurred for the successful raising of capital in our merger with RETIPlus in 2009 were treated as a reduction of stockholders’ equity. See Note 14.

Derivative Financial Instruments

Our use of derivative financial instruments to date has been limited to the use of interest rate swaps to mitigate our interest rate risk on variable-rate debt and are immaterial to our consolidated financial statements. We do not use derivative financial instruments for trading or speculative purposes. GAAP requires that all derivative instruments, whether designated in hedging relationships or not, be recorded on the balance sheet at their fair value. Gains or losses resulting from changes in the values of those derivatives are accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that qualify as cash flow hedges are recognized in OCI while the ineffective portion of the derivative’s change in fair value is recognized in the income statement. As the hedge transactions settle, gains and losses associated with the transaction are reclassified out of OCI and into earnings. We assess, both at inception of the hedge and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in the cash flows of the hedged items.

During the years ended December 31, 2011, 2010 and 2009, we had an interest rate swap with a notional amount of $17 million and a fixed rate of 5.11% hedging our variable-rate loan on our MacArthur Park property. The swap matured on December 1, 2011, and we do not have any derivative financial instruments as of December 31, 2011. The fair value of the swap was a liability of $346,000 at December 31, 2010 and was included in accounts payable and other liabilities on our consolidated balance sheets. We designated this interest rate swap as a cash flow hedge for financial reporting purposes and therefore recorded any changes in its fair value to other comprehensive income. The swap settled monthly with an amount paid to or received from our counterparty, which was recorded as an adjustment to interest expense. For the years ended December 31, 2011, 2010 and 2009, we paid $366,000, $359,000 and $346,000, respectively, related to this swap which is included in interest expense.

Subsequent Events

All share amounts and related per share data included in the consolidated financial statements and related footnotes have been recast to reflect the one-for-two reverse stock split of our Class A common stock as contemplated within the accompanying prospectus.

Except as noted above, and as otherwise disclosed in this Annual Report, we did not have any material subsequent events as of the date of this filing that impacted our consolidated financial statements.

Operating Leases	12 Months Ended
Dec. 31, 2011
Operating Leases [Abstract]
Operating Leases

3.    Operating Leases

A substantial portion of our revenue is earned from operating leases. Our operating leases range from one to 25 years and generally include one or more five year renewal options. A summary of minimum future base rentals to be received, exclusive of any renewals, under non-cancelable operating leases in existence at December 31, 2011 is as follows (in thousands):

YEAR ENDED DECEMBER 31,	MINIMUM BASE RENTS
2012	$25,373
2013	22,566
2014	20,245
2015	16,366
2016	12,666
Thereafter	37,905

$135,121

Real Estate Acquisitions, Dispositions And Discontinued Operations	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Real Estate Acquisitions, Dispositions And Discontinued Operations [Abstract]
Real Estate Acquisitions, Dispositions And Discontinued Operations
3.	REAL ESTATE ACQUISITIONS, DISPOSITIONS AND DISCONTINUED OPERATIONS

The Market at Lake Houston – On February 25, 2011, we completed the acquisition of The Market at Lake Houston, a 101,791 square foot grocery-anchored neighborhood shopping center situated on 13.86 acres in Atascocita, Texas, a northern suburb of Houston. The property was completed in 2002 and was 100% leased on the acquisition date. The anchor tenant is H-E-B, a regional supermarket, and other major tenants include Five Guys Burgers, Payless ShoeSource and Subway. We acquired the property for $20.1 million, of which $4.4 million was paid using cash on deposit with a qualified intermediary. The balance was paid through our assumption of $15.7 million of mortgage debt. The property was owned by two of our advised funds, and we completed the acquisition pursuant to an independent appraisal process.

Brookwood Village – On May 10, 2011, we completed the acquisition of Brookwood Village, a 28,774 square foot pharmacy-anchored, neighborhood shopping center located in the Buckhead District of Atlanta, Georgia. The property was renovated in 2000 and was 96% leased on the acquisition date. The anchor tenant is CVS/pharmacy and other tenants include Sprint, FedEx/Kinko’s and Subway. We acquired the property for $10.6 million in cash using proceeds from our Facility.

Alpharetta Commons – On July 29, 2011, we completed the acquisition of Alpharetta Commons, a 94,544 square foot grocery-anchored neighborhood shopping center located in the Alpharetta submarket of Atlanta, Georgia. The property was built in 1997 and was 100% leased on the acquisition date. The anchor tenant is Publix, a regional supermarket, with the remaining tenants comprised primarily of local and regional convenience retailers. We acquired the property for $18.8 million using cash on hand, $5.4 million from borrowings on our Facility and a loan of $12.5 million.

Pro Forma Results

Included in our consolidated statements of operations for the three months ended March 31, 2012 are revenues of $1.2 million and net loss of $96,000 related to the operations of The Market at Lake Houston, Brookwood Village and Alpharetta Commons since their respective dates of acquisition. The table below presents our pro forma results of operations for the three months ended March 31, 2011, assuming that we acquired the above properties on January 1, 2011 (in thousands):

	HISTORICAL RESULTS	PRO FORMA ADJUSTMENTS TO HISTORICAL RESULTS			PRO FORMA RESULTS
		MARKET AT LAKE HOUSTON	BROOKWOOD VILLAGE	ALPHARETTA COMMONS
Total revenues	$8,451	$315	$233	$377	$9,376
Net income (loss)	$1,336	$(26)	$53	$8	$1,371

Dispositions and Discontinued Operations

Our properties generally have operations and cash flows that can be clearly distinguished from the rest of the Company. The operations and gains on sales reported in discontinued operations include those properties that have been sold and for which operations and cash flows have been clearly distinguished. The operations of these properties have been eliminated from ongoing operations, and we will not have continuing involvement after disposition. Prior period operating activity related to such properties and business has been reclassified as discontinued operations in the accompanying statements of operations.

We did not dispose of any of our properties during the three months ended March 31, 2012. During 2011, we sold two non-core, single-tenant properties to a third party. The following table is a summary of our discontinued operations for the three months ended March 31, 2012, and 2011 (in thousands, except for per share data):

	THREE MONTHS ENDED MARCH 31,
	2012	2011
Revenues:
Rental income from operating leases	$—	$83

Total revenues	—	83
Expenses:
Property expense	—	1
Legal and professional	—	18
Depreciation and amortization	—	7

Total expenses	—	26

Operating income	—	57
Other income (expense):
Interest and other income	—	4

Income from discontinued operations, net of tax	$—	$61

Basic and diluted income from discontinued operations per share	$—	$—

4.    Real Estate Acquisitions, Dispositions and Discontinued Operations

Acquisitions – 2011

The Market at Lake Houston – On February 25, 2011, we completed the acquisition of The Market at Lake Houston, a 101,791 square foot grocery-anchored neighborhood shopping center situated on 13.86 acres in Atascocita, Texas, a northern suburb of Houston. The property was completed in 2002 and was 100% leased on the acquisition date. The anchor tenant is H-E-B, a regional supermarket, and other major tenants include Five Guys Burgers, Payless ShoeSource and Subway. We acquired the property for $20.1 million, of which $4.4 million was paid using cash on deposit with a qualified intermediary. The balance was paid through our assumption of $15.7 million of mortgage debt. The property was owned by two of our advised funds, and we completed the acquisition pursuant to an independent appraisal process.

Brookwood Village – On May 10, 2011, we completed the acquisition of Brookwood Village, a 28,774 square foot pharmacy-anchored, neighborhood shopping center located in the Buckhead District of Atlanta, Georgia. The property was renovated in 2000 and was 96% leased on the acquisition date. The anchor tenant is CVS/pharmacy and other tenants include Sprint, FedEx/Kinko’s and Subway. We acquired the property for $10.6 million in cash using proceeds from our Facility.

Alpharetta Commons – On July 29, 2011, we completed the acquisition of Alpharetta Commons, a 94,544 square foot grocery-anchored neighborhood shopping center located in the Alpharetta submarket of Atlanta, Georgia. The property was built in 1997 and was 100% leased on the acquisition date. The anchor tenant is Publix, a regional supermarket, with the remaining tenants comprised primarily of local and regional convenience retailers. We acquired the property for $18.8 million using cash on hand, $5.4 million from borrowings on our Facility and a loan of $12.5 million.

The table below details the total cash paid as reported on our consolidated statements of cash flows and the corresponding values assigned to the assets and liabilities acquired related to our acquisitions of investment real estate during 2011 (in thousands):

	MARKET AT LAKE HOUSTON	BROOKWOOD VILLAGE	ALPHARETTA COMMONS	TOTAL
Assets:
Land	$3,740	$3,356	$4,663	$11,759
Buildings	13,021	6,037	12,475	31,533
Tenant improvements	330	158	426	914
Acquired lease intangibles, net	3,417	1,086	1,886	6,389
Accounts receivable – related party	60	—	—	60
Deferred costs, net	42	—	140	182
Other assets	221	—	161	382
Liabilities:
Notes payable	(16,010)	—	(12,500)	(28,510)
Accounts payable and other liabilities	(59)	(85)	(161)	(305)
Acquired below-market lease intangibles, net	(73)	(37)	(700)	(810)

Net cash paid for the acquisition of investment properties	$4,689	$10,515	$6,390	$21,594

Included in our consolidated statements of operations are total revenues of $3.2 million and net loss of $788,000 related to the operations of The Market at Lake Houston, Brookwood Village and Alpharetta Commons beginning on the respective dates of acquisition. The table below presents our pro forma results of operations for the year ended December 31, 2011, assuming that we acquired all properties on January 1, 2010 (in thousands):

	2011 HISTORICAL RESULTS	PRO FORMA ADJUSTMENTS TO HISTORICAL RESULTS			2011 PRO FORMA RESULTS
		MARKET AT LAKE HOUSTON	BROOKWOOD VILLAGE	ALPHARETTA COMMONS
Total revenues	$36,915	$315	$350	$917	$38,497
Net income available to stockholders	$4,240	$(26)	$45	$(92)	$4,167

The table below presents our pro forma results of operations for the year ended December 31, 2010, assuming that we acquired all properties on January 1, 2010 (in thousands):

	2010 HISTORICAL RESULTS	PRO FORMA ADJUSTMENTS TO HISTORICAL RESULTS			2010 PRO FORMA RESULTS
		MARKET AT LAKE HOUSTON	BROOKWOOD VILLAGE	ALPHARETTA COMMONS
Total revenues	$33,374	$1,495	$645	$1,216	$36,730
Net income available to stockholders	$6,132	$(318)	$(260)	$(335)	$5,219

Acquisitions – 2010

500 Lamar – On December 9, 2010, we completed the acquisition of 500 Lamar, a 12,795 square foot neighborhood shopping center in Austin, Texas. The property consists of local boutique tenants with spaces ranging from 1,000 to 2,500 square feet and was 100% occupied at the time of purchase. We acquired the property for $4.6 million using cash on deposit with a qualified intermediary and the assumption of a $1.8 million loan.

Acquisitions – 2009

There were no real estate acquisitions or dispositions during 2009, except for the acquisition of REITPlus’s net assets in conjunction with the merger as described in Note 14.

Dispositions and Discontinued Operations

On July 6, 2011, we sold two non-core, single-tenant assets to a third party, which generated total proceeds of $2.4 million and resulted in a gain of $417,000, net of tax.

During 2010, we sold 21 non-core, single tenant assets to third parties, which generated net proceeds of $19.5 million and resulted in total gains of $6.6 million. In conjunction with the sales, we extinguished outstanding debt in the amount of $17.4 million that was secured by the properties. Of these net proceeds, $12.8 million were deposited with a qualified intermediary to be used for the future acquisition of properties in accordance with section 1031 of the Internal Revenue Code.

During 2009, we ceased our general contracting operations and the fund-raising business as part of our REITPlus merger. See Note 14.

The following table is a summary of our discontinued operations for the years ended December 31, 2011, 2010, and 2009 (in thousands, except for per share data):

	FOR THE YEARS ENDED DECEMBER 31,
	2011	2010	2009
Revenues:
Rental income from operating leases	$201	$642	$816
Earned income from direct financing leases	—	1,405	2,240
Advisory services income – related party	—	—	1,002

Total revenues	201	2,047	4,058
Expenses:
General and administrative	(5)	(63)	47
Property expense	2	5	51
Construction costs	—	3	981
Legal and professional	42	23	125
Depreciation and amortization	13	51	77
Impairment – properties	—	1,219	—

Total expenses	52	1,238	1,281

Operating income	149	809	2,777
Other income (expense):
Gain on sale of real estate acquired for investment	—	1,216	—
Interest and other income	4	19	—
Income tax benefit (expense)	(5)	(462)	(669)
Interest expense	—	(926)	(1,373)

Income from discontinued operations, net of tax	148	656	735
Gain on sale of real estate acquired for resale, net of tax	$417	$5,726	$1,897

Income from discontinued operations	$565	$6,382	$2,632

Basic and diluted income from discontinued operations per share	$0.05	$0.56	$0.77

In July 2010, the general partner of AmREIT Woodlake, L.P. entered into a joint venture agreement with a third party whereby we and MIG IV sold 90% of our interest in the property to a new partner. Prior to the sale we held a 10% interest in the property, and we now hold a 1% interest in the property as a result of this transaction. The sale of a portion of our investment in AmREIT Woodlake, L.P did not meet the criteria for reporting as discontinued operations. See Note 5.

Investments In Advised Funds	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Investments in Advised Funds [Abstract]
Investments in Advised Funds
4.	INVESTMENTS IN ADVISED FUNDS

As of March 31, 2012, our advised funds included five high net worth investment funds, one institutional joint venture with J.P. Morgan Investment Management, one institutional joint venture with AEW Capital and one joint venture with two of our high net worth investment funds, AmREIT Monthly Income and Growth Fund III, Ltd. and AmREIT Monthly Income and Growth Fund IV, L.P. Our advised funds are accounted for under the equity method as we exercise significant influence over, but do not control, the investee. We record our pro rata share of income or loss from the underlying entities based on our ownership interest.

High Net Worth Investment Funds

Our five high net worth investment funds are limited partnerships, wherein each of the partnerships, the unrelated limited partners have the right, with or without cause, to remove and replace the general partner by a vote of the unrelated limited partners owning a majority of the outstanding units. These high net worth investment funds were formed to develop, own, manage and add value to properties with an average holding period of two to four years. Our interests in these limited partnerships range from 2.1% to 3.0%. As a sponsor of our advised funds, we maintain a 1% general partner interest in each of the advised funds. The funds are typically structured such that the limited partners receive 99% of the available cash flow until 100% of their original invested capital has been returned and a preferred return has been met. Once the preferred return has been met, the general partner begins sharing in the available cash flow at various promoted levels.

AmREIT Income and Growth Fund, Ltd. (“AIGF”) – AmREIT Income and Growth Corporation, our wholly-owned subsidiary and general partner of AIGF, invested $200,000 as a limited partner and $1,000 as a general partner in AIGF. We own a 2.0% limited partner interest in AIGF, which is currently in liquidation. Pursuant to the AIGF limited partnership agreement, net sales proceeds from its liquidation will be allocated to the limited partners and AmREIT Income and Growth Corporation as, if and when the annual return thresholds have been achieved by the limited partners. As of March 31, 2012, we believe that the fair value of the remaining AIGF assets approximates its obligations. Therefore, we do not expect any further distributions to be made to AIGF’s limited partners.

AmREIT Monthly Income and Growth Fund, Ltd. (“MIG”) – AmREIT Monthly Income and Growth Corporation, our wholly-owned subsidiary and general partner of MIG, invested $200,000 as a limited partner and $1,000 as a general partner in MIG. We currently own a 1.4% limited partner interest in MIG. MIG was originally scheduled to begin liquidation in November 2009; however, the liquidation has been extended to March 2013, pursuant to the approval of a majority of the limited partners. Pursuant to the MIG limited partnership agreement, net sales proceeds from its liquidation will be allocated to the limited partners and AmREIT Monthly Income and Growth Corporation as, if and when the annual return thresholds have been achieved by the limited partners.

AmREIT Monthly Income and Growth Fund II, Ltd. (“MIG II”) – AmREIT Monthly Income and Growth II Corporation, our wholly-owned subsidiary and general partner of MIG II, invested $400,000 as a limited partner and $1,000 as a general partner in MIG II. We currently own a 1.6% limited partner interest in MIG II. MIG II was originally scheduled to begin liquidation in March 2011; however, the liquidation has been extended to March 2013, pursuant to the approval of a majority of the limited partners. Pursuant to the MIG II limited partnership agreement, net sales proceeds from its liquidation will be allocated to the limited partners and AmREIT Monthly Income and Growth II Corporation as, if and when the annual return thresholds have been achieved by the limited partners.

AmREIT Monthly Income and Growth Fund III, Ltd. (“MIG III”) – AmREIT Monthly Income and Growth III Corporation, our wholly-owned subsidiary and general partner of MIG III, invested $800,000 as a limited partner and $1,000 as a general partner in MIG III. We currently own a 1.1% limited partner interest in MIG III. Pursuant to the MIG III limited partnership agreement, net sales proceeds from its liquidation will be allocated to the limited partners and to AmREIT Monthly Income and Growth III Corporation as, if and when the annual return thresholds have been achieved by the limited partners.

AmREIT Monthly Income and Growth Fund IV, L.P. (“MIG IV”) – AmREIT Monthly Income and Growth IV Corporation, our wholly-owned subsidiary and general partner of MIG IV, invested $800,000 as a limited partner and $1,000 as a general partner in MIG IV. We currently own a 1.6% limited partner interest in MIG IV. Pursuant to the MIG IV limited partnership agreement, net sales proceeds from its liquidation will be allocated to the limited partners and to AmREIT Monthly Income and Growth IV Corporation as, if and when the annual return thresholds have been achieved by the limited partners.

The following table sets forth certain financial information for the AIGF, MIG, MIG II, MIG III and MIG IV advised funds:

			SHARING RATIOS (1)
ADVISED FUND	LP INTEREST	GP INTEREST	LP	GP	LP PREFERENCE
AIGF	2.0%	1.0%	99%	1%	8%
			90%	10%	10%
			80%	20%	12%
			70%	30%	15%
			0%	100%	40% Catch Up
			60%	40%	Thereafter
MIG	1.4%	1.0%	99%	1%	8%
			90%	10%	10%
			80%	20%	12%
			0%	100%	40% Catch Up
			60%	40%	Thereafter
MIG II	1.6%	1.0%	99%	1%	8%
			85%	15%	12%
			0%	100%	40% Catch Up
			60%	40%	Thereafter
MIG III	1.1%	1.0%	99%	1%	10%
			0%	100%	40% Catch Up
			60%	40%	Thereafter
MIG IV	1.6%	1.0%	99%	1%	8.5%
			0%	100%	40% Catch Up
			60%	40%	Thereafter

(1)

Using AIGF as an example of how the sharing ratios and LP preference provisions are applied, the LPs share in 99% of the cash distributions until they receive an 8% preferred return. The LPs share in 90% of the cash distributions until they receive a 10% preferred return and so on.

Joint Ventures

AmREIT Woodlake, L.P. – In 2007, we invested $3.4 million in AmREIT Woodlake L.P., for a 30% limited partnership interest. AmREIT Woodlake, L.P. was formed in 2007 to acquire, lease and manage Woodlake Square, a grocery-anchored shopping center located in Houston, Texas. In June 2008, we sold two-thirds (a 20% limited partnership interest) of our interest in Woodlake Square to MIG IV. Pursuant to the purchase agreement, the interest in the property was sold at its carrying value, resulting in no gain or loss to us. In July 2010, we and our affiliated partners entered into a joint venture with a third-party institutional partner wherein the partner acquired a 90% interest in the joint venture. As a result of this transaction, we now hold a 1% interest in Woodlake Square, which carries a promoted interest in profits and cash flows once an 11.65% return is met on the project.

AmREIT Westheimer Gessner, L.P. – In 2007, we invested $3.8 million in AmREIT Westheimer Gessner, LP, for a 30% limited partner interest in the partnership. AmREIT Westheimer Gessner, L.P. was formed in 2007 to acquire, lease and manage the Woodlake Pointe Shopping Center, a shopping center located on the west side of Houston, Texas. In June 2008, we sold two-thirds of our interest (a 20% limited partner interest) in the Woodlake Pointe Shopping Center to MIG IV. Pursuant to the purchase agreement, our interest in the property was sold at its carrying value, resulting in no gain or loss to us. We now hold a 10% interest in the Woodlake Pointe Shopping Center.

AmREIT SPF Shadow Creek, L.P. – In 2009, we acquired a 10% investment in AmREIT SPF Shadow Creek, L.P., which was formed in 2008 to acquire, lease and manage Shadow Creek Ranch, a shopping center located in Pearland, Texas. The investment was recorded at $5.8 million on the date of the acquisition, net of acquisition costs of $441,000, which were recorded as an other-than-temporary impairment.

5.    Investments in Advised Funds

As of December 31, 2011, our advised funds include five high net worth investment funds, one institutional joint venture with J.P. Morgan Investment Management, one institutional joint venture with AEW Capital and one joint venture with two of our high net worth investment funds, MIG III and MIG IV. Our advised funds are accounted for under the equity method as we exercise significant influence over, but do not control, the investee. We record our pro rata share of income or loss from the underlying entities based on our ownership interest.

High Net Worth Investment Funds

Our five high net worth investment funds are limited partnerships, where in each of the partnerships, the unrelated limited partners have the right, with or without cause, to remove and replace the general partner by a vote of the unrelated limited partners owning a majority of the outstanding units. These high net worth investment funds were formed to develop, own, manage and add value to properties with an average holding period of two to four years. Our interests in these limited partnerships range from 2.1% to 3.0%.

AIGF – AIGC, our wholly-owned subsidiary, invested $200,000 as a limited partner and $1,000 as a general partner in AIGF. We own a 2.0% limited partner interest in AIGF, which is currently in liquidation. Pursuant to the AIGF limited partnership agreement, net sales proceeds from its liquidation will be allocated to the limited partners, and to the general partner as, if and when the annual return thresholds have been achieved by the limited partners.

MIG – MIGC, our wholly-owned subsidiary, invested $200,000 as a limited partner and $1,000 as a general partner in MIG. We currently own a 1.4% limited partner interest in MIG. MIG was originally scheduled to begin liquidation in November 2009; however, the liquidation has been extended to March 2013, pursuant to the approval of a majority of the limited partners. Pursuant to the MIG limited partnership agreement, net sales proceeds from its liquidation will be allocated to the limited partners and MIGC as, if and when the annual return thresholds have been achieved by the limited partners.

MIG II – MIGC II, our wholly-owned subsidiary, invested $400,000 as a limited partner and $1,000 as a general partner in MIG II. We currently own a 1.6% limited partner interest in MIG II. MIG II was originally scheduled to begin liquidation in March 2011; however, the liquidation has been extended to March 2013, pursuant to the approval of a majority of the limited partners. Pursuant to the MIG II limited partnership agreement, net sales proceeds from its liquidation will be allocated to the limited partners and MIGC II as, if and when the annual return thresholds have been achieved by the limited partners.

MIG III – MIGC III, our wholly-owned subsidiary, invested $800,000 as a limited partner and $1,000 as a general partner in MIG III. We currently own a 1.1% limited partner interest in MIG III. Pursuant to the MIG III limited partnership agreement, net sales proceeds from its liquidation will be allocated to the limited partners, and to the general partner (MIGC III) as, if and when the annual return thresholds have been achieved by the limited partners.

MIG IV – MIGC IV, our wholly-owned subsidiary, invested $800,000 as a limited partner and $1,000 as a general partner in MIG IV. We currently own a 1.6% limited partner interest in MIG IV. Pursuant to the MIG IV limited partnership agreement, net sales proceeds from its liquidation will be allocated to the limited partners, and to the general partner (MIGC IV) as, if and when the annual return thresholds have been achieved by the limited partners.

The following table sets forth certain financial information for the AIGF, MIG, MIG II, MIG III and MIG IV advised funds:

	LP INTEREST	GP INTEREST	SHARING RATIOS (1)		LP PREFERENCE
ADVISED FUND			LP	GP
AIGF	2.0%	1.0%	99%	1%	8%
			90%	10%	10%
			80%	20%	12%
			70%	30%	15%
			0%	100%	40% Catch Up
			60%	40%	Thereafter
MIG	1.4%	1.0%	99%	1%	8%
			90%	10%	10%
			80%	20%	12%
			0%	100%	40% Catch Up
			60%	40%	Thereafter
MIG II	1.6%	1.0%	99%	1%	8%
			85%	15%	12%
			0%	100%	40% Catch Up
			60%	40%	Thereafter
MIG III	1.1%	1.0%	99%	1%	10%
			0%	100%	40% Catch Up
			60%	40%	Thereafter
MIG IV	1.6%	1.0%	99%	1%	8.5%
			0%	100%	40% Catch Up
			60%	40%	Thereafter

(1)

Using AIGF as an example of how the sharing ratios and LP preference provisions are applied, the LPs share in 99% of the cash distributions until they receive an 8% preferred return. The LPs share in 90% of the cash distributions until they receive a 10% preferred return and so on.

Joint Ventures

AmREIT Woodlake, L.P. – In 2007, we invested $3.4 million in AmREIT Woodlake L.P., for a 30% limited partnership interest. AmREIT Woodlake, L.P. was formed in 2007 to acquire, lease and manage Woodlake Square, a grocery-anchored shopping center located in Houston, Texas. In June 2008, we sold two-thirds (a 20% limited partnership interest) of our interest in Woodlake Square to MIG IV. Pursuant to the purchase agreement, the interest in the property was sold at its carrying value, resulting in no gain or loss to us. In July 2010, we and our affiliated partners entered into a joint venture with a third-party institutional partner wherein the partner acquired a 90% interest in the joint venture. As a result of this transaction, we now hold a 1% interest in Woodlake Square, which carries a promoted interest in profits and cash flows once an 11.65% return is met on the project.

AmREIT Westheimer Gessner, L.P. – In 2007, we invested $3.8 million in AmREIT Westheimer Gessner, LP, for a 30% limited partner interest in the partnership. AmREIT Westheimer Gessner, LP was formed in 2007 to acquire, lease and manage the Woodlake Pointe Shopping Center, a shopping center located on the west side of Houston, Texas. In June 2008, we sold two-thirds of our interest (a 20% limited partner interest) in the Woodlake Pointe Shopping Center to MIG IV. Pursuant to the purchase agreement, our interest in the property was sold at its carrying value, resulting in no gain or loss to us. At December 31, 2011, we hold a 10% interest in the Woodlake Pointe Shopping Center.

AmREIT SPF Shadow Creek, L.P. – As part of the AmREIT and REITPlus merger in November 2009 (see further discussion in Note 14), we acquired a 10% investment in AmREIT SPF Shadow Creek, LP which was formed in 2008 to acquire, lease and manage Shadow Creek Ranch, a shopping center located in Pearland, Texas. The investment was recorded at $5.8 million on the date of the acquisition, net of acquisition costs of $441,000 which were recorded as an other-than-temporary impairment. See further discussion in Note 14 regarding the fair value considerations and related accounting treatment for the interest in the Shadow Creek Ranch property as part of AmREIT’s November 2009 acquisition of REITPlus’s net assets.

Combined condensed financial information for our advised funds (at 100%) is summarized as follows (in thousands):

	AS OF DECEMBER 31,
COMBINED BALANCE SHEETS	2011	2010
Assets
Property, net	$200,806	$226,679
Cash	8,604	12,315
Notes receivable	77	2
Other assets	43,752	49,589

Total Assets	253,239	288,585

Liabilities and partners’ capital:
Notes payable (1)	130,739	151,190
Other liabilities	19,435	18,368
Partners capital	103,065	119,027

Total Liabilities and Partners’ Capital	$253,239	$288,585

AmREIT share of Partners’ Capital	$8,322	$8,036

(1)	Includes $7,732 and $5,360 payable to us as of December 31, 2011 and 2010, respectively.

	FOR THE YEARS ENDED DECEMBER 31,
COMBINED STATEMENTS OF OPERATIONS	2011	2010	2009
Revenue
Total Revenue	$18,259	$18,778	$15,449
Expense
Interest	8,189	9,342	6,976
Depreciation and amortization	7,904	15,797	7,295
Other	11,851	10,864	10,147

Total Expense	27,944	36,003	24,418

Net loss	$(9,685)	$(17,225)	$(8,969)

AmREIT share of Net loss	$(384)	$(1,186)	$(604)

Acquired Lease Intangibles	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Acquired Lease Intangibles [Abstract]
Acquired Lease Intangibles

5. ACQUIRED LEASE INTANGIBLES

We identify and record the value of acquired lease intangibles at the property acquisition date. Such intangibles include the value of acquired in-place leases and above and below-market leases. Acquired lease intangibles are amortized over the leases’ remaining terms, which generally range from one month to 25 years. Below market lease amortization includes fixed-rate renewal periods where we believe the tenant is reasonably compelled to renew the lease.

Balance Sheet Presentation

Total in-place and above and below-market lease amounts and their respective accumulated amortization as of March 31, 2012, and December 31, 2011 are as follows (in thousands):

	MARCH 31, 2012	DECEMBER 31, 2011
Acquired lease intangible assets:
In-place leases	$22,307	$22,720
In-place leases – accumulated amortization	(13,146)	(12,978)
Above-market leases	2,187	2,247
Above-market leases – accumulated amortization	(1,814)	(1,850)

Acquired leases intangibles, net	$9,534	$10,139

Acquired lease intangible liabilities:
Below-market leases	$4,597	$4,623
Below-market leases – accumulated amortization	(2,654)	(2,602)

Acquired below-market lease intangibles, net	$1,943	$2,021

Income Statement Presentation

The following table details our amortization related to in-place leases and above and below-market leases as well as the presentation of such amounts in our consolidated statements of operations for the three months ended March 31, 2012, and 2011 (in thousands):

	PRESENTATION	2012	2011
In-place leases	amortization expense	$581	$314
Above-market leases	reduction of rental income	$24	$11
Below-market leases	increase in rental income	$78	$61

6.    Acquired Lease Intangibles

We identify and record the value of acquired lease intangibles at the property acquisition date. Such intangibles include the value of acquired in-place leases and above and below-market leases. Acquired lease intangibles are amortized over the leases’ remaining terms, which generally range from one month to 25 years. Below market lease amortization includes fixed-rate renewal periods where we believe the tenant is reasonably compelled to renew the lease.

Balance Sheet Presentation

Total in-place and above and below-market lease amounts and their respective accumulated amortization as of December 31, 2011 and 2010 are as follows (in thousands):

	2011	2010
Acquired lease intangible assets:
In-place leases	$22,720	$16,891
In-place leases – accumulated amortization	(12,978)	(11,122)
Above-market leases	2,247	2,014
Above-market leases – accumulated amortization	(1,850)	(1,808)

Acquired leases intangibles, net	$10,139	$5,975

Acquired lease intangible liabilities:
Below-market leases	$4,623	$3,813
Below-market leases – accumulated amortization	(2,602)	(2,328)

Acquired below-market lease intangibles, net	$2,021	$1,485

Income Statement Presentation

The following table details our amortization related to in-place leases and above and below-market leases as well as the presentation of such amounts in our consolidated statements of operations for the years ended December 31, 2011, 2010, and 2009 (in thousands):

	PRESENTATION	2011	2010	2009
In-place leases	amortization expense	$2,117	$1,409	$1,939
Above-market leases	reduction of rental income	$108	$104	$325
Below-market leases	increase in rental income	$274	$300	$380

The estimated aggregate amortization amounts from acquired lease intangibles for each of the next five years are as follows (in thousands):

YEAR ENDING DECEMBER 31,	AMORTIZATION EXPENSE (IN-PLACE LEASE VALUE)	RENTAL INCOME (ABOVE AND BELOW-MARKET RENT)
2012	$1,916	$194
2013	1,513	186
2014	1,297	174
2015	1,202	168
2016	1,028	133

	$6,956	$855

Fair Value Measurements	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

6. FAIR VALUE MEASUREMENTS

GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. GAAP requires the use of observable market data, when available, in making fair value measurements. Observable inputs are inputs that the market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of ours. When market data inputs are unobservable, we utilize inputs that we believe reflect our best estimate of the assumptions market participants would use in pricing the asset or liability. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement. As a basis for considering market participant assumptions in fair value measurements, GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy). The three levels of inputs used to measure fair value are as follows:

■	Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.

■	Level 2 – Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

■	Level 3 – Unobservable inputs for the asset or liability, which are typically based on the Company’s own assumptions, as there is little, if any, related market activity.

The following table presents our assets and liabilities and related valuation inputs within the fair value hierarchy utilized to measure fair value as of March 31, 2012, and December 31, 2011 (in thousands):

MARCH 31, 2012	LEVEL 1	LEVEL 2	LEVEL 3
Notes receivable	$—	$3,288	$—
Fixed-rate notes payable	—	157,811	—

DECEMBER 31, 2012	LEVEL 1	LEVEL 2	LEVEL 3

Notes receivable	$—	$3,288	$—
Fixed-rate notes payable	—	150,839	—

Notes Payable

Our notes payable consist of both variable-rate and fixed-rate notes. The fair values of the variable-rate notes, including the Facility, approximate their carrying values. In determining the fair value of our fixed-rate notes, we determine the appropriate Treasury Bill Rate based on the remaining time to maturity for each of the debt instruments. We then add the appropriate yield spread to the Treasury Bill Rate. The yield spread is a risk premium estimated by investors to account for credit risk involved in debt financing. The spread is typically estimated based on the property type and loan-to-value ratio of the debt instrument. The result is an estimate of the market interest rate a typical investor would expect to receive given the underlying subject asset (property type) and remaining time to maturity. We believe the fair value of our notes payable is classified in Level 2 of the fair value hierarchy. Fixed-rate loans assumed in connection with real estate acquisitions are recorded in the accompanying consolidated financial statements at fair value at the time of acquisition.

Notes Receivable

During 2010, we recorded an impairment of $1.3 million on a note receivable related to the sale of a tract of land adjacent to our Uptown Plaza – Dallas property. During 2011, we recorded an impairment recovery of $1.1 million to reflect payments received on this note. As of March 31, 2012 and December 31, 2011, the fair value of the note was $3.3 million and was determined by calculating an average, per-acre price of vacant tracts of land recently sold near Downtown Dallas, Texas. We have concluded that our valuation of the seller-financing note is classified in Level 2 of the fair value hierarchy.

7.    Fair Value Measurements

GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. GAAP requires the use of observable market data, when available, in making fair value measurements. Observable inputs are inputs that the market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of ours. When market data inputs are unobservable, we utilize inputs that we believe reflect our best estimate of the assumptions market participants would use in pricing the asset or liability. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement. As a basis for considering market participant assumptions in fair value measurements, GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy). The three levels of inputs used to measure fair value are as follows:

■	Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.

■	Level 2 – Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

■	Level 3 – Unobservable inputs for the asset or liability, which are typically based on the Company’s own assumptions, as there is little, if any, related market activity.

The following table presents our assets and liabilities and related valuation inputs within the fair value hierarchy utilized to measure fair value as of December 31, 2011 and 2010 (in thousands):

DECEMBER 31, 2011	LEVEL 1	LEVEL 2	LEVEL 3
Notes receivable	$—	$3,288	$—
Fixed-rate notes payable	—	150,839	—

DECEMBER 31, 2010	LEVEL 1	LEVEL 2	LEVEL 3
Notes receivable	$—	$3,288	$—
Fixed-rate notes payable	—	140,751	—
Derivative liability	—	346	—

Notes Payable

Our notes payable consist of both variable-rate and fixed-rate notes. The fair value of the variable-rate notes, including the Facility, approximate their carrying values. In determining the fair value of our fixed-rate notes, we determine the appropriate Treasury Bill Rate based on the remaining time to maturity for each of the debt instruments. We then add the appropriate yield spread to the Treasury Bill Rate. The yield spread is a risk premium estimated by investors to account for credit risk involved in debt financing. The spread is typically estimated based on the property type and loan-to-value ratio of the debt instrument. The result is an estimate of the market interest rate a typical investor would expect to receive given the underlying subject asset (property type) and remaining time to maturity. We believe the fair value of our notes payable is classified in Level 2 of the fair value hierarchy. Fixed-rate loans assumed in connection with real estate acquisitions are recorded in the accompanying consolidated financial statements at fair value at the time of acquisition.

Real Estate Investments and Impairment

We review our properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets, including accrued rental income, may not be recoverable through operations. If impairment is indicated, a loss will be recorded for the amount by which the carrying value of the asset exceeds its fair value. During the year ended December 31, 2011, we did not recognize any impairment charges related to any of our properties. During the year ended December 31, 2010, we discovered a negative trend in the market for non-credit, single tenant assets, which triggered an impairment analysis. As a result, we recognized an impairment charge of $2.3 million on four properties that represent non-core real estate assets and $1.2 million on two non-core real estate assets reported in discontinued operations. Both the estimated undiscounted cash flow analysis and fair value determination are based upon various factors that require complex and subjective judgments to be made by management. We determined the fair value of the properties by applying an income method using assumptions that include projecting lease-up periods, holding periods, cap rates, rental rates, operating expenses, lease terms, tenant credit-worthiness, tenant improvement allowances, terminal sales value and certain macroeconomic factors among other assumptions to be made for each property as well as certain macroeconomic factors. Because such fair value measurements were made as of an interim date, they are not included in the table above.

Notes Receivable

During the year ended December 31, 2010, we recorded a $1.3 million impairment on our note due from the sale of a tract of land adjacent to our Uptown Plaza – Dallas property located outside of downtown Dallas, Texas. The note matured unpaid on December 31, 2010 and we reduced the value of the note to the fair value of the underlying collateral, which was determined by calculating an average, per-acre price of vacant tracts of land sold near downtown Dallas, Texas within the past three years. During the year ended December 31, 2011, we recorded an impairment recovery of $1.1 million to reflect payments received on this note. See Note 2. We have concluded that our valuation of the seller-financing note is classified in Level 2 of the fair value hierarchy.

Notes Receivable – Related Party

During the year ended December 31, 2010, we approved a plan to begin liquidating the assets owned by AIGF. Using valuation techniques similar to those used for our own properties (described in the “Real Estate Investments and Impairment” paragraph above), we determined likely terminal values for these properties and assessed the likelihood that we would be able to recover the carrying value of our note receivable from AIGF after it settles its obligations with its other creditors. Accordingly, we recorded an impairment of $500,000 to reduce the carrying value of our notes receivable – related party. Because such fair value measurements were made as of an interim date, they are not included in the table above.

Derivative Financial Instruments

In determining the fair value of our derivative instruments, we consider whether credit valuation adjustments are necessary to appropriately reflect both our own nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements. Although we have determined that the majority of the inputs used to value our derivatives fall within level 2 of the fair value hierarchy, the credit valuation assumptions associated with our derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by us and our counterparties. However, as of December 31, 2010, we have assessed the significance of the impact of the credit valuation adjustments on the overall valuation of our derivative positions and have determined that the credit valuation adjustments are not significant to the overall valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified in Level 2 of the fair value hierarchy.

Notes Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Notes Payable [Abstract]
Notes Payable

7. NOTES PAYABLE

Our outstanding debt as of March 31, 2012, and December 31, 2011, consisted of the following (in thousands):

	MARCH 31, 2012	DECEMBER 31, 2011
Fixed-rate mortgage loans	$148,495	$141,373
Variable-rate secured line of credit	18,695	19,345
Variable-rate secured loans	36,915	40,940

Total	$204,105	$201,658

Our $25.0 million Facility, which is available to us for the acquisition of properties and for working capital, is our primary source of additional credit. As of March 31, 2012, we had $18.7 million outstanding under the Facility with $6.0 million of future availability. The Facility’s borrowing base is determined based on the properties that are pledged as security, and it contains covenants applicable to those pledged properties which, among other restrictions, require us to maintain a minimum net worth and, in certain cases of the occurrence of default, limit distributions to our shareholders. The Facility bears interest at LIBOR plus a spread of 3.50%, with a floor of 4.75% and matures on June 30, 2013. As of March 31, 2012, the interest rate was 4.75%, and we were in compliance with all covenants.

In February 2012, we refinanced the mortgage on our Brookwood Village property with a 10-year note that bears interest at 5.4%. In March 2012, we procured $3.5 million of long-term financing on one of our single-tenant properties located in Houston, Texas.

As of March 31, 2012, the weighted average interest rate on our fixed-rate debt was 5.07%, the weighted average remaining life of such debt was 4.3 years.

8.	Notes Payable

Our outstanding debt at December 31, 2011 and 2010 consisted of the following (in thousands):

	DECEMBER 31, 2011	DECEMBER 31, 2010
Fixed-rate mortgage loans	$141,373	$132,729
Variable-rate secured line of credit	19,345	11,700
Variable-rate secured loans	40,940	17,419

Total	$201,658	$161,848

Our $25.0 million Facility, which is available to us for the acquisition of properties and for working capital, is our primary source of additional credit. As of December 31, 2011, we had $19.3 million outstanding under the Facility with approximately $5.3 million of future availability. The Facility’s borrowing base is determined based on the properties that are pledged as security, and it contains covenants applicable to those pledged properties which, among other restrictions, require us to maintain a minimum net worth and, in certain cases of the occurrence of default, limit distributions to our shareholders. In December 2010, we paid an extension fee of $94,000 and extended the maturity date to June 30, 2013. The Facility bears interest at LIBOR plus a spread of 3.50%, with a floor of 4.75%. As of December 31, 2011, the interest rate was 4.75%, and we were in compliance with all covenants.

As of December 31, 2011, the weighted average interest rate on our fixed-rate debt is 5.06%, and the weighted average remaining life of such debt is 4.3 years. During 2011 and 2010, we executed the following new debt-related transactions:

2011

■	In February 2011, we assumed a $15.7 million mortgage in connection with our acquisition of The Market at Lake Houston property in Houston, Texas.

■	In June 2011, we entered into a loan for $7.4 million that is secured by our Brookwood Village property. We refinanced this loan in February 2012 on a long-term basis with a new maturity date in 2022.

■	In July 2011, we entered into a mortgage loan for $12.5 million to finance the acquisition of our Alpharetta Commons property.

■	In December 2011, we exercised a 12-month extension option on a $16.6 million loan secured by our MacArthur Park property. We have one 12-month extension option remaining on this loan subject to certain covenants.

2010

■	In December 2010, we assumed a $1.8 million mortgage in connection with our acquisition of our 500 Lamar property in Austin, Texas.

■	In December 2010, we refinanced the mortgages on our Plaza in the Park and Cinco Ranch properties with five-year notes that each bear interest at a fixed rate of 3.45%. This transaction generated proceeds of $8.3 million, net of prepayment penalties, which totaled $718,000. We used the proceeds to pay off the $2.6 million note on our Terrace Shops property, which incurred an additional prepayment penalty of $270,000, and to pay down a portion of the outstanding balance on the Facility. Together, these transactions will result in interest savings of approximately $700,000 annually over the term of the new loans.

■	In December 2010, we renegotiated the terms of the Facility, which reduced the interest rate floor to 4.75% and extended the maturity date to June 30, 2013 (see discussion above).

■	In September 2010, we extinguished $12.3 million of debt in connection with the sale of the IHOP portfolio (see discussions in Note 4).

■	In September 2010, we extinguished the $19.9 million mortgage on our Uptown Plaza property located in Dallas, Texas for a discounted payoff of $14.4 million, including retained escrows. The payoff and applicable fees were funded by a $10.7 million loan with a new lender secured by our Uptown Plaza Dallas property and a $3.7 million draw on our Facility. The new loan has a 3-year term and bears interest at LIBOR plus a spread of 3.25% with a floor of 4.75%. Interest is calculated using a 25-year amortization period. As a result of this transaction, we derecognized the former mortgage liability in accordance with GAAP, as cash was paid to the former lender and we were legally released of the obligation. We recorded a gain on debt extinguishment of $5.4 million.

■	In July 2010, we extinguished $5.0 million of debt in connection with the sale of one of our single-tenant properties.

■	In June 2010, we procured $6.8 million of long-term financing secured by the pad sites on our MacArthur Park property located in Dallas, Texas.

As of December 31, 2011, scheduled principal repayments on notes payable and the Facility were as follows (in thousands):

YEAR	SCHEDULED PRINCIPAL PAYMENTS	TERM-LOAN MATURITIES		TOTAL PAYMENTS
2012	$765	$23,972	(1)	$24,737
2013	819	29,789		30,608
2014	1,460	—		1,460
2015	1,498	50,428		51,926
2016	888	67,431		68,319
Beyond five years	886	23,282		24,168
Unamortized debt premiums	—	440		440

Total	$6,316	$195,342		$201,658

(1)

Total includes a $7,350 loan secured by our Brookwood Village property that was refinanced in February 2012 on a long-term basis with a new maturity date in 2022. Total also includes a $16,622 mortgage secured by our MacArthur Park property that contains a 12-month extension option, provided we meet certain criteria.

Deferred Compensation And Deferred Benefit Plan	12 Months Ended
Dec. 31, 2011
Deferred Compensation And Deferred Benefit Plan [Abstract]
Deferred Compensation And Deferred Benefit Plan
9.	Deferred Compensation and Deferred Benefit Plan

Restricted Share Issuances

Deferred compensation includes grants of restricted shares to our directors and employees as a form of long-term compensation. The share grants vest over a period of three to seven years. We determine the fair value of the restricted shares as the number of shares awarded multiplied by the fair value per share of our common shares on the grant date. We amortize such fair value ratably over the vesting periods of the respective awards.

The following table presents restricted share activity during the years ended December 31, 2011 and 2010:

	2011		2010
	NON-VESTED SHARES	WEIGHTED AVERAGE GRANT DATE FAIR VALUE	NON-VESTED SHARES	WEIGHTED AVERAGE GRANT DATE FAIR VALUE
Beginning of period	215,588	$17.56	139,096	$16.40
Granted	42,500	17.94	92,750	19.00
Vested	(48,280)	16.66	(10,548)	18.46
Forfeited	(2,609)	16.74	(5,711)	15.18

End of period	207,200	$17.88	215,588	$17.56

The weighted-average, per share grant date fair value of restricted shares issued during the years ended December 31, 2011 and 2010 was $8.97 and $9.50, respectively. The total grant date fair value of shares vested during the years ended December 31, 2011 and 2010 was $804,000 and $174,000 respectively. Total compensation cost recognized related to restricted shares during the three years ended December 31, 2011, 2010 and 2009 was $548,000, $442,000 and $499,000, respectively. As of December 31, 2011, total unrecognized compensation cost related to restricted shares was $2.6 million, and the weighted average period over which we expect this cost to be recognized is 3.7 years.

Tax-Deferred Retirement Plan (401k)

We maintain a defined contribution 401k retirement plan for our employees. This plan is available for all employees immediately upon employment. The plan allows for contributions to be invested in an array of large, mid and small cap mutual funds. We match 50% of the employee’s contribution, up to a maximum employee contribution of 4%. As of December 31, 2011, and 2010, there were 37 and 33, participants enrolled in the plan, respectively. Employer contributions to the plan were $64,000, $87,000 and $86,000, respectively, for the three years ended December 31, 2011, 2010 and 2009.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

10.    Income Taxes

Non-taxable Operations – We have elected to be treated as a REIT for federal income tax purposes. To maintain our REIT status, we must meet a number of organizational and operational requirements, including a requirement that we annually distribute to our stockholders at least 90% of our REIT taxable income, determined without regard to the dividends paid deduction and excluding any net capital gains. As a REIT, we generally are not subject to federal income tax on our REIT taxable income that we currently distribute to our stockholders. If we fail to maintain our status as a REIT in any taxable year, we will be subject to federal income tax (including any applicable alternative minimum tax) on our taxable income at regular corporate rates. Even if we qualify for taxation as a REIT, we may be subject to some federal, state and local taxes on our income or property. In addition, the income of any taxable REIT subsidiary that we own will be subject to taxation at regular corporate rates.

As of December 31, 2011, the net tax and book bases of real estate assets were $306.6 million and $325.0 million, respectively. As of December 31, 2010, the net tax and book bases of real estate assets were $267.8 million and $279.3 million, respectively.

Taxable Operations – Income tax expense (benefit) attributable to the continuing and discontinued operations of our taxable REIT subsidiaries for the years ended December 31, 2011, 2010 and 2009 consists of the following and is included in income tax expense (benefit) or in discontinued operations as appropriate (in thousands):

	2011	2010	2009
Federal – current	$(219)	$(31)	$—
State – current	267	346	326
Federal – deferred	30	(819)	469
Valuation allowance	189	2,482	—

Total income tax expense (benefit)	$267	$1,978	$795

Our effective federal tax rate of 0% differs from the statutory tax rate of 34% for the year ended December 31, 2011 as a result of the offsetting change in our valuaton allowance. Our income taxes for the year ended December 31, 2011, primarily relate to the Texas Margin Tax discussed below. Our effective federal tax rate of (70)% differs from the statutory tax rate of 34% for the year ended December 31, 2010 as a result of the valuation allowance that we recorded on our deferred tax assets as of December 31, 2010. No other significant permanent differences exist between book and taxable income of the Taxable REIT Subsidiaries.

Texas Margin Tax – We have recorded an income tax provision of $267,000, $320,000 and $271,000, respectively, for the Texas Margin Tax for the years ended December 31, 2011, 2010 and 2009. The Texas Margin Tax is computed by applying the applicable tax rate (1% for us) to the profit margin, which, generally, will be determined for us as total revenue less a 30% standard deduction. Although the Texas Margin Tax is not designed as an income tax, we believe that the Texas Margin Tax meets the requirements of an income tax for financial reporting purposes under GAAP.

Deferred Tax Assets and Valuation Allowance – The Taxable REIT Subsidiaries had a gross deferred tax asset of $2.9 million and $2.5 million at December 31, 2011 and 2010, respectively. Our deferred tax assets relate to impairments taken on certain of our non-core, single-tenant properties located in tertiary markets as well as to fees received from transactions with our advised funds. The impairments are not deductible for tax purposes until realized upon disposition of the properties, and the fees from our advised funds have been subject to tax, but have been deferred for financial reporting purposes.

To the extent that we have deferred tax assets at period end, we will determine whether it is more likely than not that we will generate sufficient future taxable income in order to realize those assets. In making that determination, we will consider our current financial position, our results of operations for the current and preceding years, and our expectation of future operations. As of December 31, 2011 and 2010, our deferred tax assets were fully offset by a valuation allowance as we believe they are not more likely than not to be realized.

Earnings Per Share	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

8. EARNINGS PER SHARE

We report both basic and diluted earnings per share, or EPS, using the two-class method as required under GAAP. The two-class method is an earnings allocation method for computing EPS when an entity’s capital structure includes either two or more classes of common stock or includes common stock and participating securities. The two-class method determines EPS based on distributed earnings (i.e. dividends declared on common stock and any participating securities) and undistributed earnings. Our unvested restricted shares contain rights to receive non-forfeitable dividends and thus are participating securities. Undistributed losses are not allocated to participating securities under the two-class method unless the participating security has a contractual obligation to share in losses on a basis that is objectively determinable. Pursuant to the two-class method, our unvested shares of restricted stock have not been allocated any undistributed losses.

The following table provides a reconciliation of net (loss) income from continuing operations and the number of common shares used in the computations of basic and diluted EPS under the two-class method (in thousands, except per share amounts):

	FOR THE THREE MONTHS ENDED MARCH 31,
	2012	2011
Continuing Operations
Income from continuing operations attributable to common stockholders	$1,257	$1,275
Less: Dividends attributable to unvested restricted stockholders	(47)	(41)

Basic and Diluted – Income from continuing operations	1,210	1,234
Discontinued Operations
Basic and Diluted – Income from discontinued operations	—	61

Net income attributable to common stockholders after allocation to participating securities	$1,210	$1,295
Number of Shares:
Basic and Diluted – Weighted average shares outstanding (1)	11,374	11,365
Basic and Diluted Earnings Per Share
Income from continuing operations attributable to common stockholders	$0.11	$0.11
Income from discontinued operations attributable to common stockholders	$—	$—

Net income attributable to common stockholders	$0.11	$0.11

(1)	Weighted average shares outstanding do not include unvested restricted shares totaling 467 and 413 for the three months ended March 31, 2012 and 2011, respectively.

11.    Earnings Per Share

We report both basic and diluted earnings per share, or EPS, using the two-class method as required under GAAP. The two-class method is an earnings allocation method for computing EPS when an entity’s capital structure includes either two or more classes of common stock or includes common stock and participating securities. The two-class method determines EPS based on distributed earnings (i.e. dividends declared on common stock and any participating securities) and undistributed earnings. Our unvested restricted shares contain rights to receive non-forfeitable dividends and thus are participating securities. Undistributed losses are not allocated to participating securities under the two-class method unless the participating security has a contractual obligation to share in losses on a basis that is objectively determinable. Pursuant to the two-class method, our unvested shares of restricted stock have not been allocated any undistributed losses.

The following table provides a reconciliation of net (loss) income from continuing operations and the number of common shares used in the computations of basic and diluted EPS under the two-class method (in thousands, except per share amounts):

	FOR THE YEARS ENDED DECEMBER 31,
	2011	2010	2009
Continuing Operations
Income (loss) from continuing operations attributable to common stockholders	$3,675	$(77)	$2,623
Less: Dividends paid to Class C and D stockholders	—	—	(18,528)
Less: Dividends attributable to unvested restricted stockholders	(166)	(194)	(139)
Less: Income attributable to non-controlling interests	—	(173)	(121)

Basic and Diluted – Income (loss) from continuing operations	3,509	(444)	(16,165)
Discontinued Operations
Basic and Diluted – Income from discontinued operations	565	6,382	2,632

Net income (loss) attributable to common stockholders after allocation to participating securities	$4,074	$5,938	$(13,533)
Number of Shares:
Basic and Diluted – Weighted average shares outstanding (1)	11,384	11,336	3,412
Basic and Diluted Earnings Per Share
Income (loss) from continuing operations attributable to common stockholders	$0.31	$(0.04)	$(4.74)
Income from discontinued operations attributable to common stockholders	$0.05	$0.56	$0.77

Net income (loss) attributable to common stockholders	$0.36	$0.52	$(3.97)

(1)	Weighted average shares outstanding do not include unvested restricted shares totaling 414, 431 and 278 for the years ended December 31, 2011, 2010 and 2009, respectively.

Stockholders' Equity And Noncontrolling Interest	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Stockholders' Equity And Noncontrolling Interest [Abstract]
Stockholders' Equity And Noncontrolling Interest
9.	STOCKHOLDERS’ EQUITY AND NONCONTROLLING INTEREST

Common Stock

Our charter authorizes us to issue 1,050,000,000 shares of capital stock, of which 1,000,000,000 shares of capital stock are designated as common stock with a par value of $0.01 per share and 50,000,000 shares of capital stock are designated as preferred stock with a par value of $0.01 per share. As of March 31, 2012 and December 31, 2011, there were 11,654,004 and 11,598,959 shares of our common stock issued and outstanding, respectively. Our payment of any future dividends to our common stockholders is dependent upon applicable legal and contractual restrictions, as well as our earnings and financial needs.

Deferred Compensation Incentive Plan

Our 1999 Flexible Incentive Plan is designed to attract and retain the services of our directors and employees that we consider essential to our long-term growth and success. As such, it is designed to provide them with the opportunity to own shares of our restricted common stock. All long-term compensation awards are designed to vest over a period of three to seven years and promote retention of our team.

Restricted Share Issuances

Deferred compensation includes grants of restricted shares to our directors and employees as a form of long-term compensation. The share grants vest over a period of three to seven years. We determine the fair value of the restricted shares as the number of shares awarded multiplied by the fair value per share of our common shares on the grant date. We amortize such fair value ratably over the vesting periods of the respective awards.

The following table presents restricted share activity during the three months ended March 31, 2012 and 2011:

	2012		2011
	NON-VESTED SHARES	WEIGHTED AVERAGE GRANT DATE FAIR VALUE	NON-VESTED SHARES	WEIGHTED AVERAGE GRANT DATE FAIR VALUE
Beginning of period	207,200	$17.86	215,588	$17.56
Granted	58,550	13.50	35,450	19.00
Vested	(32,313)	16.52	(43,263)	16.56
Forfeited	—	—	(1,464)	17.04

End of period	233,437	$16.94	206,311	$18.02

The total grant date fair value of shares vested during the three months ended March 31, 2012 and 2011 was $534,000 and $716,000 respectively. Total compensation cost recognized related to restricted shares during the three months ended March 31, 2012 and 2011, was $144,000 and $132,000, respectively. As of March 31, 2012, total unrecognized compensation cost related to restricted shares was $3.3 million, and the weighted average period over which we expect this cost to be recognized is 4.3 years.

12.    Stockholders’ Equity and Noncontrolling Interest

Recapitalization and Merger  AmREIT Class C and D common shares were converted into AmREIT Class A common shares in November 2009 pursuant to the AmREIT Declaration of Trust. The AmREIT Class A shares were then simultaneously exchanged on a 1:1 basis for AmREIT, Inc. shares. Upon consummation of the AmREIT recapitalization and the simultaneous merger with REITPlus, AmREIT, Inc. has a single class of common stock outstanding as further described below. See also Note 14.

Common Stock  Our charter authorizes us to issue 1,050,000,000 shares of capital stock, of which 1,000,000,000 shares of capital stock are designated as common stock with a par value of $0.01 per share and 50,000,000 shares of capital stock are designated as preferred stock with a par value of $0.01 per share. As of December 31, 2011 and 2010, there were 11,598,959 and 11,556,958 shares of our common stock outstanding, respectively. Our payment of any future dividends to our common stockholders is dependent upon applicable legal and contractual restrictions, as well as our earnings and financial needs.

Deferred Compensation Incentive Plan  Under the AmREIT, Inc. 1999 Flexible Incentive Plan, 1,391,875 shares of our common stock are available for awards of stock options, restricted stock awards, stock appreciation rights and other awards to our employees and non-employee directors. The number of shares of our common stock that may be issued under the 1999 Flexible Incentive Plan at any time is equal to 6% of our issued and outstanding shares of common stock.

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
10.	RELATED PARTY TRANSACTIONS

See Note 4 regarding investments in our advised funds and Note 2 regarding notes receivable from affiliates.

The table below details our income and administrative cost reimbursements from the advised funds for the three months ended March 31, 2012 and 2011 (in thousands):

	2012	2011
Real estate fee income(1)	$918	$559
Asset management fee income (2)	155	370
Construction management fee income (3)	58	72

Advisory services income – related party	$1,131	$1,001
Reimbursements of administrative costs	$211	$196

(1)

We earn real estate fee income by providing property acquisition, leasing and property management services to our advised funds. We own 100% of the stock of the companies that serve as the general partner for the funds.

(2)

We earn asset management fees from our advised funds for providing accounting related and investor relation services, facilitating the deployment of capital and other services provided in conjunction with operating the funds.

(3)	We earn construction management fees by managing construction and tenant build-out projects on behalf of our advised funds.

See Note 3 for a discussion of our acquisition of The Market at Lake Houston.

13.    Related Party Transactions

See Note 5 regarding investments in our advised funds and Note 2 regarding notes receivable from affiliates.

The table below details our income and administrative reimbursements from the advised funds for the years ended December 31, 2011, 2010 and 2009 (in thousands):

	2011	2010	2009
Real estate fee income (1)	$2,491	$2,375	$2,604
Construction management fee income (2)	234	349	450
Asset management fee income (3)	1,064	1,480	1,530

Advisory services income – related party	$3,789	$4,204	$4,584
Construction revenues (4)	$—	$—	$1,002
Reimbursements of administrative costs	$885	$1,009	$1,227

(1)

We earn real estate fee income by providing property acquisition, leasing and property management services to our advised funds. We own 100% of the stock of the companies that serve as the general partner for the funds.

(2)	We earn construction management fees by managing construction and tenant build-out projects on behalf of our advised funds.
(3)

We earn asset management fees from our advised funds for providing accounting related and investor relation services, facilitating the deployment of capital and other services provided in conjunction with operating the funds.

(4)	Included in discontinued operations on our consolidated statements of operations.

As a sponsor of our advised funds, we maintain a 1% general partner interest in each of the advised funds. The funds are typically structured such that the limited partners receive 99% of the available cash flow until 100% of their original invested capital has been returned and a preferred return has been met. Once the preferred return has been met, the general partner begins sharing in the available cash flow at various promoted levels.

See also Note 4 for a discussion of our acquisition of The Market at Lake Houston property.

Accounting For Merger With REITPlus - November 2009	12 Months Ended
Dec. 31, 2011
Accounting For Merger With REITPlus - November 2009 [Abstract]
Accounting For Merger With REITPlus - November 2009

14.    Accounting for Merger with Reitplus – November 2009

Simultaneously with the November 2009 merger of AmREIT with and into REITPlus, wherein AmREIT acquired REITPlus’s net assets, AmREIT consummated a recapitalization of its equity structure by combining its three classes of common shares into a single common class of common stock. In conjunction with the merger, the AmREIT shares outstanding prior to the merger were converted into a single class of AmREIT, Inc. common stock at a $10.2 million premium, which was recorded as an additional dividend in accordance with GAAP. Given that AmREIT was the accounting acquirer, the foregoing exchange/conversion was treated as a deemed recapitalization of AmREIT immediately prior to the acquisition of REITPlus’s net assets for accounting purposes. The following table reflects the recapitalization for the merger with REITPlus:

		CLASS C		CLASS D
	CLASS A	PURCHASE	DRIP	PURCHASE	DRIP	TOTAL
Shares outstanding, net of treasury	5,318,925	3,369,439	770,363	9,374,938	1,591,317
Amount invested per share	—	$10.00	$10.00	$10.00	$10.00

Total invested	—	$33,694,390	$7,703,630	$93,749,380	$15,913,170
Premium on total invested (1)	—	10.0%	10.0%	5.5%	5.5%

Premium	—	$3,369,439	$770,363	$5,156,216	$875,224	$10,171,242
Total value to be exchanged	—	$37,063,829	$8,473,993	$98,905,596	$16,788,394	$161,231,812
Value of A Shares (2)	—	$19.00	$19.00	$19.00	$19.00	$19.00

A Shares to be issued	—	1,950,728	446,000	5,205,558	883,600	8,485,885
A Shares currently outstanding						2,659,463

A Shares outstanding post-recap						11,145,348
A Shares to be issued						8,485,885
Shares issued from treasury						(657,782)

Newly issued shares						7,828,103

A Shares outstanding post-recap						11,145,348

(1)

The conversion price of Class C Shares as set forth in the AmREIT Declaration of Trust was equal to $11.00 per share (i.e., a 10% premium on the $10.00 issuance price), which is referred to as the Class C Conversion Price. The conversion price of Class D Shares as set forth in the Declaration of Trust was equal to the original $10.00 issuance price of the Class D Shares, increased by a premium of 1.1% per year outstanding (with a maximum increase of 7.7%), such increased price being referred to as the Class D Conversion Price. The conversion ratio of Class C Shares or Class D Shares, as the case may be, into Class A Shares was determined under the Declaration of Trust by dividing the applicable conversion price by the fair market value of the Class A Shares.

(2)

AmREIT management conducted a “bottom-up” valuation of the real estate assets of both AmREIT and REITPlus. Management based its valuation of the real estate assets on appraisals from two nationally-recognized real estate appraisal firms and fairness opinion by KeyBanc Captial Markets. After valuing the real estate assets of both companies prior to the merger, management estimated the value of the Class A Shares at $19.00 per share.

Acquisition – The transaction was treated legally as a merger of the two entities; however, for accounting purposes, the transaction was treated as an asset acquisition pursuant to under GAAP. Although REITPlus was the surviving legal entity in the merger, AmREIT was deemed to be the acquirer for financial reporting purposes under GAAP. The merger was therefore treated as an acquisition by AmREIT of REITPlus’s net assets. Accordingly, the accompanying statements of operations for the periods prior to the merger represent the historical operating results of AmREIT. The operating results generated by REITPlus’s net assets are included in our 2011, 2010 and 2009 operating results from the date of the merger.

The purchase price for REITPlus was determined based on the fair value of the consideration given in exchange for the REITPlus net assets received in the acquisition. The fair value of the consideration given was $7.2 million, (calculated as the 379,302 AmREIT shares deemed given in the transaction valued at $19.00/share), which management believes reflects the fair value of the net assets of REITPlus deemed acquired by AmREIT.

AmREIT incurred costs of approximately $1.3 million in connection with the merger. Costs incurred in connection with the issuance of our equity securities in the amount of $858,000 were recorded as a reduction of stockholders’ equity. The remaining costs incurred in the amount of $441,000 were associated with the acquisition of REITPlus’s net assets and were capitalized as part of the assets acquired, resulting in a total cost to AmREIT of approximately $7.6 million. However, we subsequently expensed such acquisition costs as an other-than-temporary impairment given that the carrying amount of REITPlus’s net assets acquired was in excess of their fair value to the extent of these costs.

In connection with the merger, we obtained an appraisal of Shadow Creek Ranch, REITPlus’s sole real estate investment in which it held a 10% interest. The combination of the appraised value of REITPlus’s interest in Shadow Creek Ranch and REITPlus’s other net assets equaled approximately $5.8 million. We believe that the $7.2 million cost ($7.6 million total consideration, net of the $441,000 transaction costs that were expensed as an other-than-temporary impairment) to AmREIT is a more clearly evident and reliable measure than the value of REITPlus’s net assets, including the appraised value of its interest in Shadow Creek Ranch. We believe that the $1.4 million difference in these values is attributable to the use of an ‘as is’ appraised value of Shadow Creek Ranch versus the use of a “stabilized value” of Shadow Creek Ranch using a 10-year discounted cash flow analysis. As such, we believe that this difference represents a temporary impairment.

The following represents the assets acquired and liabilities assumed by AmREIT in the acquisition (in thousands, except share amounts). No other tangible or intangible assets were identified as part of the acquisition:

Assets
Cash	$743
Remaining interest in Shadow Creek Ranch (1)	5,769
Investment in AmREIT (45,121 Class A shares) (2)	720
Prepaid expenses	48

Total assets acquired	$7,280
Liabilities
Accounts payable and accrued liabilities	—
Accounts payable – related party	75

Total liabilities assumed	75

Net assets acquired	$7,205

Less: Treasury shares	(720)
Acquisition costs	(858)

Net effect on equity	$5,627

(1)

AmREIT owned a 16% interest in REITPlus Operating Partnership, LP (“REITPlus OP”) which held the investment in Shadow Creek Ranch and in AmREIT. The $5,769 represents AmREIT’s cost in acquiring the remaining 84% interest in Shadow Creek Ranch owned by REITPlus OP, after expensing the $441 in acquisition costs as an other-than-temporary impairment.

(2)

The value of the investment in AmREIT was determined using a $19.00/share value of an AmREIT Class A share (as further discussed in note (1) to the recapitalization table above) and represents the remaining 84% interest in the AmREIT shares owned by REITPlus OP.

In connection with the merger, each AmREIT Class A Share was exchanged for one share of AmREIT, Inc. common stock. The following table calculates the number of AmREIT, Inc. shares outstanding after the effects of the AmREIT recapitalization and subsequent merger with REITPlus:

		SHARES
REITPlus shares pre-merger		379,302
AmREIT shares exchanged in the merger – AmREIT shares post-recapitalization	11,145,348
Merger exchange rate	1:1	11,145,348

Less: Cancellation of AmREIT shares owned by REITPlus pre-merger		(45,121)

AmREIT, Inc. shares immediately post-merger (November 24, 2009)		11,479,529

Concentrations	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Concentrations [Abstract]
Concentrations
11.	CONCENTRATIONS

As of March 31, 2012, two properties individually accounted for more than 10% of our consolidated total assets – Uptown Park in Houston, Texas and MacArthur Park in Dallas, Texas, which accounted for 19% and 15% of total assets, respectively. Consistent with our strategy of investing in geographic areas that we know well, 19 of our properties are located in the Houston metropolitan area. These Houston properties represent 62.2% and 66.3% of our rental income for the three months ended March 31, 2012 and 2011, respectively. Houston is Texas’ largest city and the fourth largest city in the United States.

Following are the base revenues generated by our top tenants for the three months ended March 31, 2012 and 2011 (in thousands):

	2012	2011
Kroger	$529	$529
Landry’s Seafood House (1)	318	257
CVS/pharmacy(2)	306	230
H-E-B Grocery(3)	277	106
Publix(4)	195	—
Hard Rock Café	124	124
TGI Friday’s	113	113
The Container Store(5)	112	—
Champps Americana	106	106
Golden Corral	105	105

	$2,185	$1,570

(1)	In 2012, Landry’s Seafood House purchased two companies with whom we had existing leases.
(2)	We obtained an additional CVS/Pharmacy anchor tenant with the Brookwood Village acquisition in May 2011.
(3)	H-E-B, a regional grocer, is the anchor tenant at The Market at Lake Houston, which was acquired in February 2011.
(4)	Publix, a regional supermarket, is the anchor tenant at Alpharetta Commons, which was acquired in July 2011.
(5)	Rent commenced on a new lease with The Container Store in Houston, Texas in November 2011.

15.    Concentrations

As of December 31, 2011, two properties individually accounted for more than 10% of our consolidated total assets – Uptown Park in Houston, Texas and MacArthur Park in Dallas, Texas which accounted for 19% and 15% of total assets, respectively. Consistent with our strategy of investing in geographic areas that we know well, 19 of our properties are located in the Houston metropolitan area. These Houston properties represent 64.2%, 62.9% and 61.7% of our base rental income for the years ended December 31, 2011, 2010 and 2009, respectively. Houston is Texas’ largest city and the fourth largest city in the United States.

Following are the base revenues generated by the Company’s top tenants for each of the last three years (in thousands):

	YEAR ENDED DECEMBER 31,
	2011	2010	2009
Kroger	$2,116	$2,192	$2,116
CVS/pharmacy	1,115	922	922
H-E-B Grocery (1)	938	—	—
Landry’s Seafood House	514	502	503
Hard Rock Café	497	497	468
TGI Friday’s	451	451	449
Champps Americana	422	422	422
Golden Corral	419	419	419
Paesanos	407	408	383
McCormick & Schmick’s	341	341	341

	$7,220	$6,154	$6,023

(1)	We acquired The Market at Lake Houston on February 25, 2011.

Commitments And Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies
12.	COMMITMENTS AND CONTINGENCIES

As the owner or operator of real property, we may incur liability based on various property conditions and may be subject to liability for personal injury or property damage sustained as a result. In addition, we are subject to ongoing compliance requirements imposed on us by environmental laws. We are not aware of any environmental matters or liabilities with respect to our properties that would have a material adverse effect on our consolidated financial statements.

We are involved in various matters of litigation arising in the normal course of business; however, we believe that we maintain sufficient comprehensive, general liability and extended insurance coverage as deemed necessary with respect to our properties. We believe that no estimate of loss or range of loss, if any, can be made at this time for such matters; however, our management, based in part upon consultation with legal counsel, is of the opinion that, when such litigation is resolved, any liability in excess of amounts covered by insurance or already accrued in our consolidated financial statements, if any, will not have a material effect on our consolidated financial statements.

16.    Commitments and Contingencies

In April 2010, we signed a new lease agreement for our office facilities, which expires on October 31, 2012. In addition, we lease various office equipment. Rental expense for the years ended December 31, 2011, 2010 and 2009 was $284,000, $292,000 and $378,000, respectively. All of our current operating leases expire in 2012, and future minimum lease payments under such leases will be $171,000.

As the owner or operator of real property, we may incur liability based on various property conditions and may be subject to liability for personal injury or property damage sustained as a result. In addition, we are subject to ongoing compliance requirements imposed on us by environmental laws. We are not aware of any environmental matters or liabilities with respect to our properties that would have a material adverse effect on our consolidated financial statements.

We are involved in various matters of litigation arising in the normal course of business; however, we believe that we maintain sufficient comprehensive, general liability and extended insurance coverage as deemed necessary with respect to our properties. We believe that no estimate of loss or range of loss, if any, can be made at this time for such matters; however, our management, based in part upon consultation with legal counsel, is of the opinion that, when such litigation is resolved, any liability in excess of amounts covered by insurance or already accrued in our consolidated financial statements, if any, will not have a material effect on our consolidated financial statements. During 2009, the Company was involved in one litigation matter that was previously disclosed in the Company’s SEC filings. This litigation matter was settled in February 2010 to the mutual satisfaction of both parties.

Segment Reporting	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Segment Reporting [Abstract]
Segment Reporting
13.	SEGMENT REPORTING

We assess our business based upon the nature of operations. Our reportable segments presented are our portfolio segment and our advisory services segment including our real estate operating and development business and our advised funds, which are segments of AmREIT where separate financial information is both available, and revenue and operating performance is evaluated regularly by senior management in deciding how to allocate resources and in assessing performance. However, this operating performance data might not be indicative of what a third party would assess or evaluate for purposes of determining fair value of our segments.

Portfolio Segment

Our portfolio segment consists of our portfolio of single and multi-tenant shopping center projects. This segment consists of 28 properties located in four states. Expenses for this segment include depreciation, interest, minority interest, legal cost directly related to the portfolio of properties and property level expenses. Substantially all of our consolidated assets are in this segment.

Advisory Services Segments

Our advisory services segments consist of our real estate operating and development business, which includes one operating property, as well as our advised funds. The real estate operating and development business is a fully integrated and wholly-owned business consisting of brokers and real estate professionals that provide development, acquisition, brokerage, leasing, and asset and property management services to our portfolio and advised funds. Our advised funds consist of five high net worth investment funds that have sold limited partnership interests to retail investors to develop, own, manage and add value to properties with an average holding period of two to four years and three joint ventures with institutional investors.

Segment results for the three months ended March 31, 2012 and 2011, are as follows (in thousands):

		ADVISORY SERVICES		TOTAL
FOR THE THREE MONTHS ENDED MARCH 31, 2012	PORTFOLIO	REAL ESTATE OPERATING AND DEVELOPMENT	ADVISED FUNDS
Rental income from operating leases	$8,885	$44	$—	$8,929
Advisory services income – related party	—	976	155	1,131

Total revenue	8,885	1,020	155	10,060
General and administrative	407	1,049	28	1,484
Property expense	2,213	—	—	2,213
Legal and professional	197	23	1	221
Real estate commissions	1	85	—	86
Depreciation and amortization	2,221	6	—	2,227

Total expenses	5,039	1,163	29	6,231
Interest expense	(2,634)	—	—	(2,634)
Other income/(expense)	97	1	(36)	62

Income (loss) from continuing operations	$1,309	$(142)	$90	$1,257

		ADVISORY SERVICES		TOTAL
FOR THE THREE MONTHS ENDED MARCH 31, 2011	PORTFOLIO	REAL ESTATE OPERATING AND DEVELOPMENT	ADVISED FUNDS
Rental income from operating leases	$7,406	$44	$—	$7,450
Advisory services income – related party	—	631	370	1,001

Total revenue	7,406	675	370	8,451
General and administrative	392	858	34	1,284
Property expense	1,719	8	—	1,727
Legal and professional	241	14	1	256
Real estate commissions	2	27	—	29
Acquisition costs	40	—	—	40
Depreciation and amortization	1,634	6	—	1,640

Total expenses	4,028	913	35	4,976
Interest expense	(2,203)	—	—	(2,203)
Other income/(expense)	141	21	(159)	3

Income (loss) from continuing operations	$1,316	$(217)	$176	$1,275

17.    Segment Reporting

We assess our business based upon the nature of operations. Our reportable segments presented are our Portfolio, Real Estate Operating and Development business and our advised funds, which are segments of AmREIT where separate financial information is both available, and revenue and operating performance is evaluated regularly by senior management in deciding how to allocate resources and in assessing performance. However, this operating performance data might not be indicative of what a third party would assess or evaluate for purposes of determining fair value of our segments.

Portfolio Segment

Our portfolio segment consists of our portfolio of single and multi-tenant shopping center projects. This segment consists of 28 properties located in four states. Expenses for this segment include depreciation, interest, minority interest, legal cost directly related to the portfolio of properties and property level expenses. Substantially all of our consolidated assets are in this segment.

Advisory Services Segments

Our advisory services segments consist of our real estate operating and development business, which includes one operating property, as well as our advised funds. The real estate operating and development business is a fully integrated and wholly-owned business consisting of brokers and real estate professionals that provide development, acquisition, brokerage, leasing, and asset and property management services to our portfolio and advised funds. Our advised funds consist of five high net worth investment funds that have sold limited partnership interests to retail investors to develop, own, manage and add value to properties with an average holding period of two to four years and three joint ventures with institutional investors.

Segment results for the years ended December 31, 2011, 2010 and 2009 are as follows (in thousands):

		ADVISORY SERVICES
FOR THE YEAR ENDED DECEMBER 31, 2011	PORTFOLIO	REAL ESTATE OPERATING AND DEVELOPMENT	ADVISED FUNDS	TOTAL
Rental income from operating leases	$32,798	$197	$—	$32,995
Advisory services income – related party	147	2,578	1,064	3,789
Lease termination and other income	131	—	—	131

Total revenue	33,076	2,775	1,064	36,915
General and administrative	2,213	3,701	135	6,049
Property expense	7,724	46	—	7,770
Legal and professional	877	65	3	945
Real estate commissions	2	340	—	342
Acquisition costs	229	—	—	229
Depreciation and amortization	8,233	24	—	8,257
Impairment recovery – notes receivable	(1,071)	—	—	(1,071)

Total expenses	18,207	4,176	138	22,521
Interest expense	(9,971)	—	—	(9,971)
Other income/(expense)	(505)	142	(385)	(748)

Income (loss) from continuing operations	$4,393	$(1,259)	$541	$3,675

		ADVISORY SERVICES
FOR THE YEAR ENDED DECEMBER 31, 2010	PORTFOLIO	REAL ESTATE OPERATING AND DEVELOPMENT	ADVISED FUNDS	TOTAL
Rental income from operating leases	$28,959	$196	$—	$29,155
Advisory services income – related party	10	2,714	1,480	4,204
Lease termination and other income	—	15	—	15

Total revenue	28,969	2,925	1,480	33,374
General and administrative	1,995	3,806	143	5,944
Property expense	8,292	22	—	8,314
Legal and professional	1,169	(13)	9	1,165
Real estate commissions	9	182	—	191
Acquisition costs	12	—	—	12
Depreciation and amortization	6,594	40	—	6,634
Impairment – properties	864	1,404	—	2,268
Impairment – notes receivable	1,800	—	—	1,800

Total expenses	20,735	5,441	152	26,328
Interest expense	(9,541)	—	—	(9,541)
Other income/(expense)	2,496	1,156	(1,234)	2,418

Income (loss) from continuing operations	$1,189	$(1,360)	$94	$(77)

		ADVISORY SERVICES
FOR THE YEAR ENDED DECEMBER 31, 2009	PORTFOLIO	REAL ESTATE OPERATING AND DEVELOPMENT	ADVISED FUNDS	TOTAL
Rental income from operating leases	$29,178	$189	$—	$29,367
Advisory services income – related party	(6)	3,060	1,530	4,584
Lease termination and other income	1,065	—	—	1,065

Total revenue	30,237	3,249	1,530	35,016
General and administrative	1,579	4,604	137	6,320
Property expense	8,188	18	—	8,206
Legal and professional	1,067	565	35	1,667
Real estate commissions	1	156	—	157
Depreciation and amortization	7,305	45	—	7,350
Impairment – properties	441	—	—	441

Total expenses	18,581	5,388	172	24,141
Interest expense	(9,146)	—	—	(9,146)
Other income/(expense)	395	1,264	(765)	894

Income (loss) from continuing operations	$2,905	$(875)	$593	$2,623

Summary Of Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Summary Of Quarterly Financial Data [Abstract]
Summary Of Quarterly Financial Data

18.    Summary of Quarterly Financial Data (Unaudited)

Presented below is a summary of the consolidated quarterly financial data for the years ended December 31, 2011 and 2010 (amounts in thousands, except per share data):

	1ST QUARTER	2ND QUARTER	3RD QUARTER	4TH QUARTER
2011:
Revenues as reported	$8,534	$9,067	$9,632	$9,765
Reclassification from discontinued operations	(83)	—	—	—

Adjusted revenues	$8,451	$9,067	$9,632	$9,765
Net income (loss) available to AmREIT stockholders	$1,336	$566	$1,118	$1,220
Net income (loss) per share–basic and diluted	$0.12	$0.04	$0.10	$0.10
2010:
Revenues as reported	$8,646	$8,744	$8,996	$8,501
Reclassification from discontinued operations	(765)	(584)	(82)	(82)

Adjusted revenues	$7,881	$8,160	$8,914	$8,419
Net income (loss) available to AmREIT stockholders	$677	$637	$8,285	$(3,467)
Net income (loss) per share–basic and diluted	$0.06	$0.06	$0.72	$(0.32)

Consolidated Real Estate Owned And Accumulated Depreciation	12 Months Ended
Dec. 31, 2011
Consolidated Real Estate Owned And Accumulated Depreciation [Abstract]
Consolidated Real Estate Owned And Accumulated Depreciation

AmREIT, Inc. and Subsidiaries

SCHEDULE III - Consolidated Real Estate Owned and Accumulated Depreciation

For the year ended December 31, 2011

	Initial Cost		Cost Capitalized Subsequent to Acquisition (Note A)	Total Cost			Accumulated Depreciation	Date Acquired	Encumbrances (Note B)
Property Description	Building and Improvements	Land		Building and Improvements	Land	Total
SHOPPING CENTERS
500 Lamar, Texas	1,640,623	2,530,178	22,597	1,663,220	2,530,178	4,193,398	75,075	12/09/10	1,718,772
Alpharetta Commons, Georgia	12,901,200	4,663,425	0	12,901,200	4,663,425	17,564,625	165,898	07/29/11	12,434,162
Bakery Square, Texas	4,806,518	4,325,612	(1,225)	4,795,419	4,335,486	9,130,905	1,060,779	07/21/04	2,411,624
Brookwood Village, Georgia	6,195,376	3,355,689	46,957	6,242,333	3,355,689	9,598,022	131,755	05/10/11	7,350,000
Cinco Ranch, Texas	11,558,491	2,666,534	109,741	11,666,540	2,668,226	14,334,766	2,594,931	07/01/04	9,750,000
Courtyard Square, Texas	1,777,161	4,133,641	34,387	1,794,437	4,150,752	5,945,189	425,430	06/15/04	—
Lake Woodlands Plaza, Texas	2,385,103	1,366,452	1,270,594	3,653,084	1,369,065	5,022,149	1,405,714	06/03/98	2,933,474
Market at Lake Houston, Texas	13,351,264	3,740,540	(19,735)	13,331,528	3,740,540	17,072,068	342,728	02/25/11	15,675,000
MacArthur Park, Texas	32,299,035	15,583,628	1,080,550	33,379,584	15,583,629	48,963,213	7,483,338	12/27/04	23,315,039
Plaza in the Park, Texas	17,375,782	13,257,976	715,520	18,087,486	13,261,792	31,349,278	3,994,135	07/01/04	23,250,000
Riverwalk, Texas	17,148,688	7,979,779	378,835	17,518,334	7,988,968	25,507,302	3,030,029	09/30/05	20,000,000
Sugar Land Plaza, Texas	3,016,816	1,280,043	286,177	3,302,993	1,280,043	4,583,036	1,129,571	07/01/98	—
Terrace Shops, Texas	2,544,592	2,212,278	121,178	2,665,770	2,212,278	4,878,048	571,690	12/15/03	—
Uptown Park, Texas	27,060,070	36,976,809	2,136,644	29,308,422	36,865,101	66,173,523	7,316,761	06/01/05	49,000,000
Uptown Plaza Dallas, Texas	14,129,798	9,295,665	135,206	14,264,442	9,296,227	23,560,669	2,438,975	03/30/06	10,444,283
Uptown Plaza, Texas	4,887,774	7,796,383	274,720	5,162,494	7,796,383	12,958,877	1,145,254	12/10/03	—

Total Shopping Centers	173,078,291	121,164,632	6,592,146	179,737,286	121,097,782	300,835,068	33,312,063		178,282,354

SINGLE TENANT
Citibank, Texas	—	1,318,418	165,742	50,943	1,433,217	1,484,160	19,963	12/17/04	—
CVS Pharmacy, Texas	—	2,665,332	23,664	—	2,688,996	2,688,996	n/a	01/10/03	—
Golden Corral, Texas	1,093,139	718,702	(687,192)	584,497	540,152	1,124,649	23,696	07/23/02	—
Golden Corral, Texas	1,290,347	553,006	(660,126)	744,607	438,620	1,183,227	35,254	07/23/02	—
Smokey Bones, Georgia	—	773,800	(60,414)	—	713,386	713,386	n/a	12/18/98	—
Sunbelt Rental, Illinois	—	402,080	651,283	832,395	220,968	1,053,363	29,187	05/23/07	—
TGI Friday’s, Maryland	—	1,473,613	860	—	1,474,473	1,474,473	n/a	09/16/03	—
TGI Friday’s, Texas	1,425,843	611,075	39,894	1,453,769	623,043	2,076,812	352,570	07/23/02	—
Woodlands Ring Road, Texas	—	8,957,570	3,441,122	3,225,040	9,173,652	12,398,692	92,212	12/01/07	3,591,059

Total Single Tenant	3,809,329	17,473,596	2,914,833	6,891,251	17,306,507	24,197,758	552,882		3,591,059

Total	$176,887,620	$138,638,228	$9,506,979	$186,628,537	$138,404,289	$325,032,826	$33,864,945		$181,873,413

Note A - The negative balance for costs capitalized subsequent to acquisition could be the result of out-parcels sold, tenant activity or reductions in our investments in properties accounted for as direct financing leases.

Note B - The Lake Woodlands Plaza property and four of the five pad sites at Woodlands Ring Road serve as collateral for a single note. The encumberances balance has been allocated according to the total historical cost of the properties securing the note. Also, the notes secured by the Cinco Ranch and Plaza in the park properties contain a cross-collateralization clause whereas an event of default on one note constitutes an event of default on both notes.

Activity within real estate and accumulated depreciation during the three years ended December 31, 2011 is as follows:

	Cost	Accumulated Depreciation
Balance at December 31, 2008	$280,701,344	$19,721,306
Acquisitions / additions	5,508,173	349,504
Disposals	(2,400,447)	(127,458)
Depreciation expense	—	4,990,815

Balance at December 31, 2009	$283,809,070	$24,934,167
Acquisitions / additions	10,794,709	—
Disposals	(11,048,686)	(451,194)
Impairment	(4,241,649)	(754,486)
Depreciation expense	—	4,891,223

Balance at December 31, 2010	$279,313,444	$28,619,710
Acquisitions / additions	47,982,336	—
Disposals	(2,262,954)	(196,747)
Impairment	—	—
Depreciation expense	—	5,441,981

Balance at December 31, 2011	$325,032,826	$33,864,944